UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TEREX CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TEREX CORPORATION
200 Nyala Farm Road, Westport, Connecticut 06880

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 11, 2018

The Annual Meeting of Stockholders of Terex Corporation (“Terex” or the “Company”) will be held at the corporate offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut, on Friday, May 11, 2018, at 10:00 a.m., local time. You may also attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/terex2018 where you will be able to vote electronically and submit questions during the meeting. At the Annual Meeting, the following items of business will be considered:

1.	To elect eleven (11) directors of the Company to hold office for one year or until their successors are duly elected and qualified.
2.	To hold an advisory vote to approve the compensation of the Company’s named executive officers.
3.	To approve the Terex Corporation 2018 Omnibus Incentive Plan.
4.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2018.
5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are described more fully in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board of Directors of the Company has fixed the close of business on March 16, 2018 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

The United States Securities and Exchange Commission rules allow us to furnish proxy materials to our stockholders on the Internet. We are pleased to utilize these rules and believe that they enable us to provide our stockholders with the information that they need while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.

On or about March 30, 2018, we will be mailing our Notice of Internet Availability of Proxy Materials to most of our stockholders, which contains instructions for our stockholders’ use of this process, including how to access our 2018 Proxy Statement and 2017 Annual Report and how to vote online. If you received only a Notice of Internet Availability of Proxy Materials this year, the Notice contains instructions on how you may receive a paper copy of the Proxy Statement and Annual Report.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT. While all stockholders are invited to attend the Annual Meeting (in person or virtually via the Internet), we urge you to vote whether or not you will be present at the Annual Meeting. You may vote by telephone or via the Internet. If you received a paper copy of the proxy card by mail, you may complete, date and sign the proxy card and return it in the envelope provided. No postage is required if the proxy card is mailed in the United States. You may withdraw your proxy or change your vote at any time before your proxy is voted, either by voting in person at the Annual Meeting, by proxy, by telephone or via the Internet. Please vote promptly in order to avoid the additional expense of further solicitation.

BY ORDER OF THE BOARD OF DIRECTORS,

ERIC I COHEN
Secretary

March 30, 2018
Westport, Connecticut

TEREX CORPORATION
200 Nyala Farm Road, Westport, Connecticut 06880

PROXY SUMMARY

2018 ANNUAL MEETING OF STOCKHOLDERS

Friday, May 11, 2018 10:00 a.m. Eastern time	Terex Corporation 200 Nyala Farm Road Westport, Connecticut 06880

General Information About the Annual Meeting and Voting

This Proxy Statement is furnished to stockholders of Terex Corporation (“Terex” or the “Company”) in connection with the solicitation of proxies by and on behalf of the Company’s Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., local time, on May 11, 2018, at the corporate offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut, virtually via the Internet at www.virtualshareholdermeeting.com/terex2018 and at any adjournments or postponements thereof (collectively, the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”).

The Company will also be holding a stockholder forum on compensation matters (the “Compensation Forum”), immediately before the Meeting at 9:30 a.m., local time, on May 11, 2018, at the corporate offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut and virtually via the Internet at www.virtualshareholdermeeting.com/terex2018, in which stockholders will be given the opportunity to ask questions of the Company’s Compensation Committee chairperson and provide feedback on the Company’s executive compensation program.

As of March 16, 2018, the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting, the Company had outstanding 76,859,922 shares of common stock, $.01 par value per share (“Common Stock”).

Under rules and regulations of the United States Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner of our Common Stock, we are furnishing proxy materials, which include our Proxy Statement and Annual Report, to our stockholders over the Internet and providing a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) by mail to all of our stockholders, other than to stockholders who previously elected to receive a printed copy of the proxy materials. Those stockholders that previously elected to receive printed proxy materials will each receive such materials by mail. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Internet Notice. Instead, the Internet Notice will instruct you how you may access and review all of the important information contained in the proxy materials over the Internet. The Internet Notice also instructs you how you may submit your proxy via telephone or the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Internet Notice.

We are mailing the Internet Notice to our stockholders on or about March 30, 2018.

Each share of Common Stock is entitled to one vote per share for each matter to be voted on at the Meeting. Nominees for the Board will be elected if more votes are cast in favor of the nominee than are cast against the nominee by the holders of shares present in person or represented by proxy and entitled to vote at the Meeting. Each other matter to be voted upon at the meeting requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote.

A quorum of stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock representing a majority of the aggregate number of votes entitled to be cast. Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum. With respect to all matters to be voted upon at the Meeting, abstentions will have the effect of a negative vote and broker non-votes will not be considered as votes cast and thus will have no effect on the outcome of the vote.

Proxy solicitations by the Board will be made by mail, by phone, via the Internet or by personal interviews conducted by officers or employees of the Company. All costs of solicitations, including (a) printing and mailing of the Notice of Internet Availability of Proxy Materials, (b) the printing and mailing of this Proxy Statement and accompanying material, (c) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Company’s stock, and (d) supplementary solicitations to submit proxies, if any, will be borne by the Company.

2018 PROXY STATEMENT

PROXY SUMMARY

How To Vote

In order that your shares of Common Stock may be represented at the Meeting, you are requested to vote your proxy using one of the following methods:

using the internet at www.proxyvote.com	call the number included on your proxy card or notice	mail your signed proxy or voting instruction form	scan this QR code to vote with your mobile device

Brokers may not vote your shares on the election of directors, regarding the compensation of the Company’s named executive officers or the Terex Corporation 2018 Omnibus Incentive Plan in the absence of your specific instructions as to how to vote. The Company encourages you to provide instructions to your broker regarding the voting of your shares.

If you vote via the Internet, by telephone, with your mobile device or by mailing a proxy card, we will vote your shares as you direct. For each item being submitted for stockholder vote, you may vote “for” or “against” the proposal or you may abstain from voting.

If you submit a proxy via the Internet, by telephone, with your mobile device or by mailing a proxy card without indicating your instructions, we will vote your shares consistent with the recommendations of our Board as stated in this Proxy Statement and in the Internet Notice, specifically in favor of our nominees for directors, in favor of the compensation of the Company’s named executive officers, in favor of the Terex Corporation 2018 Omnibus Incentive Plan and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. If any other matters are properly presented at the Meeting for consideration, then our officers named on your proxy will have discretion to vote for you on those matters. As of the date of the Internet Notice, we know of no other matters to be presented at the Meeting.

Revocation of Proxies – Any stockholder giving a proxy has the right to attend the Meeting to vote his or her shares of Common Stock in person (thereby revoking any prior proxy). Any stockholder also has the right to revoke the proxy at any time by executing a later-dated proxy, by telephone, via the Internet or by written revocation received by the Secretary of the Company prior to the time the proxy is voted. All properly executed and unrevoked proxies delivered pursuant to this solicitation, if received at or prior to the Meeting, will be voted at the Meeting.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS

Proposal	Board Voting Recommendation	Page Reference (for more detail)
Proposal 1: Election of directors	For	3
Proposal 2: Advisory vote to approve the compensation of the named executive officers	For	18
Proposal 3: Approval of the Terex Corporation 2018 Omnibus Incentive Plan purchase plan	For	43
Proposal 4: Ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2018	For	48

2018 PROXY STATEMENT

DIRECTORS AND GOVERNANCE

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, eleven directors of the Company are to be elected to hold office until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Each director shall be elected if more votes are cast in favor of the nominee than are cast against the nominee by the holders of shares present in person or represented by proxy and entitled to vote at the Meeting. Unless marked to the contrary, the proxies received by the Company will be voted FOR the election of the eleven nominees listed below, all of whom are presently members of the Board.

Each nominee has consented to being named in this Proxy Statement and to serve as a director if elected. However, should any of the nominees for director decline or become unable to accept nomination if elected, it is intended that the Board will vote for the election of such other person as director as it shall designate. The Company has no reason to believe that any nominee will decline or be unable to serve if elected.

In the event of an uncontested election, as is the case this year, any nominee for director who is a current director and receives less than a majority of the votes cast in person or by proxy at the Meeting shall offer to resign from the Board. While the Board does not believe that in each such case a director should necessarily leave the Board, this presents an opportunity for the Board, through its Governance and Nominating Committee, to consider the resignation offer.

The information set forth below has been furnished to the Company by the nominees and sets forth for each nominee, as of March 24, 2018, such nominee’s name, business experience for at least the past five years, other directorships held and age. There is no family relationship between any nominee and any other nominee or executive officer of the Company. On February 2, 2017, Marcato Capital Management LP, Marcato International Master Fund, Ltd. and Matthew Hepler, entered into a letter agreement with the Company in which the Company agreed to add Mr. Hepler to the Company’s Board of Directors and to include Mr. Hepler on the slate of nominees recommended by the Board relating to the Meeting. For information regarding the beneficial ownership of the Common Stock by the current directors of the Company, see “Security Ownership of Certain Beneficial Owners and Management.”

The Governance and Nominating Committee of the Board has nominated each of the following individuals based on various criteria, including, among others, a desire to maintain a balanced experience and knowledge base within the Board, the nominees’ personal integrity, independence, diversity, experience, sound judgment and willingness to devote necessary time and attention to properly discharge the duties of director, and the ability of the nominees to make positive contributions to the leadership and governance of the Company.

The Board recommends that the stockholders vote FOR the following nominees for director.

Name	Age	Positions and Offices with Company	First Year As Company Director
Paula H. J. Cholmondeley	70	Director	2004
Donald DeFosset	69	Director	1999
John L. Garrison, Jr.	57	President, Chief Executive Officer and Director	2015
Thomas J. Hansen	69	Director	2008
Matthew Hepler	38	Director	2017
Raimund Klinkner	53	Director	2012
Andra Rush	57	Director	2017
David A. Sachs	58	Non-Executive Chairman	1992
Oren G. Shaffer	75	Director	2007
David C. Wang	73	Director	2008
Scott W. Wine	51	Director	2011

2018 PROXY STATEMENT

DIRECTORS AND GOVERNANCE

Paula H. J. Cholmondeley

Business Experience:   Paula H. J. Cholmondeley was a private consultant on strategic planning from 2004 through 2009. Ms. Cholmondeley served as Vice President and General Manager of Sappi Fine Paper, North America from 2000 through 2004, where she had profit and loss responsibility for their Specialty Products division. Ms. Cholmondeley held senior positions with various other companies from 1980 through 1998, including Owens Corning, The Faxon Company, Blue Cross of Greater Philadelphia, and Westinghouse Elevator Company, and also served as a White House Fellow assisting the U.S. Trade Representative during the Reagan administration. Ms. Cholmondeley, a former certified public accountant, is an alumnus of Howard University and received a Masters Degree in Accounting from the University of Pennsylvania, Wharton School of Finance. Ms. Cholmondeley is also a director of Kapstone Paper and Packaging Corporation, Bank of the Ozarks, Inc. and is an independent trustee of Nationwide Mutual Funds. Previously, Ms. Cholmondeley served as a director of Ultralife Corporation from 2004 through 2010, Albany International Corp. from 2005 to 2013, Minerals Technologies Inc. from 2005 to 2014 and Dentsply International Inc. from 2001 to 2016.

Qualifications:    Ms. Cholmondeley has significant financial and operations experience with several international manufacturing companies, held executive positions where she was responsible for operating manufacturing based businesses, leading strategic planning and involved in preparing financial statements as the chief financial officer of a large insurance company. She also has been heavily involved in technology development, as well as building, growing and selling manufacturing operations. Ms. Cholmondeley also currently serves as a part-time faculty member for the National Association of Corporate Directors. She is a NACD Board Leadership Fellow and was selected in 2015 to NACD Leadership 100. As a result of these professional and other experiences, and as Ms. Cholmondeley is an African American female raised in the Caribbean, she brings diverse perspectives and experiences, which provides the Board with greater insight into the Company’s financial, operational and governance matters.

Donald DeFosset

Business Experience:    Donald DeFosset retired in 2005 as Chairman, President and Chief Executive Officer of Walter Industries, Inc., a diversified company with principal operating businesses in homebuilding and home financing, water transmission products and energy services. Mr. DeFosset served since November 2000 as President and CEO, and since March 2002 as Chairman, of Walter Industries. Previously, he was Executive Vice President and Chief Operating Officer of Dura Automotive Systems, Inc. (“Dura”), a global supplier of engineered systems, from October 1999 through June 2000. Before joining Dura, Mr. DeFosset served as a Corporate Executive Vice President, President of the Truck Group and a member of the Office of Chief Executive Officer of Navistar International Corporation from October 1996 to August 1999. Mr. DeFosset also serves as a director of National Retail Properties Inc., Regions Financial Corporation and ITT Corporation. Previously, Mr. DeFosset served as a director of James Hardie Industries N.V. from 2006 through 2008 and Enpro Industries, Inc. from 2008 through 2011.

Qualifications:    Mr. DeFosset has considerable experience as a chief executive of a large diversified industrial company and as a senior executive of an international machinery manufacturer. Mr. DeFosset has been a member of the Board since 1999 and accordingly has an extensive knowledge of the Company. As a result, Mr. DeFosset provides the Board with key knowledge and insights into the Company’s manufacturing, operational and financial matters.

2018 PROXY STATEMENT

DIRECTORS AND GOVERNANCE

John L. Garrison, Jr.

Business Experience:    John L. Garrison, Jr. was appointed President and Chief Executive Officer of Terex Corporation on November 2, 2015. Previously, Mr. Garrison was President and Chief Executive Officer of Bell Helicopter, a segment of Textron, Inc., since 2009. Prior to that, Mr. Garrison served as President of Textron’s industrial segment, which comprises four businesses: E-Z-GO golf cars, Greenlee, Jacobsen and Kautex. Prior to that he was President of E-Z-GO. Mr. Garrison joined Textron in 2002 from Azurix Corporation, a global water company, where he was President, Chairman and CEO. He was previously Vice President and General Manager of Case Corporation’s North American Agricultural Group, and Vice President and General Manager of the Case Agricultural Systems Group.

Qualifications:    Mr. Garrison is a proven leader with considerable experience across a variety of industries, including substantial operations experience as President of large international manufacturers. Based on his current role as CEO of the Company, Mr. Garrison provides the Board with skillful leadership and insight into the Company’s global operations.

Thomas J. Hansen

Business Experience:    Thomas J. Hansen retired in March 2012 as Vice Chairman of Illinois Tool Works Inc. (“ITW”), a manufacturer of fasteners and components, consumable systems and a variety of specialty products and equipment, and was responsible for ITW’s worldwide Automotive Components and Fastener, Fluids and Polymers, Industrial Metal and Plastic and Construction businesses. He served as Vice Chairman from 2006 until March 2012. From 1998 until May 2006, Mr. Hansen served as Executive Vice President of ITW. Mr. Hansen joined ITW in 1980 as sales and marketing manager of the Shakeproof Industrial Products businesses and held several other positions of increasing responsibility with the company. Mr. Hansen is a member of the Northern Illinois University’s Executive Club, a former member of the Economics Club of Chicago, is the former Chairman of the ITW Better Government Council, and is a former member of the Board of Trustees of MAPI (Manufacturers Alliance). Mr. Hansen also serves as a director of Mueller Water Products, Inc., Standex International Corporation and Gill Industries Inc., which is privately held. Previously, Mr. Hansen served as a director of CDW Corporation from 2005 through 2008.

Qualifications:    Mr. Hansen recently served as a senior executive of a large diversified industrial manufacturing company facing the same set of external economic, social and governance issues as the Company. He also has significant experience in the area of mergers and acquisitions and operating a company consisting of many business units brought together by acquisitions. As a result, Mr. Hansen provides the Board with a deep understanding of the complexities of operating a large multi-national business.

Matthew Hepler

Business Experience:    Matthew Hepler is currently a Partner at Marcato Capital Management L.P. (“Marcato”), a hedge fund. Prior to joining Marcato in March 2016, Mr. Hepler was a partner at Red Mountain Capital Partners LLC, an investment firm, from March 2015 to December 2015 and was a Managing Director at Relational Investors LLC from 2008 until 2015 where he led the firm’s research team focusing on the industrials and materials sector. Prior to joining Relational Investors in 2008, he spent six years as a Vice President in the investment banking division of Credit Suisse. Mr. Hepler began his career as a senior analyst in the technology group at Robertson Stephens.

Qualifications:    Mr. Hepler has strong knowledge of capital markets and investment community concerns. Mr. Hepler has experience executing value-enhancing initiatives through active engagement with portfolio companies in which his firms have invested. As a result, Mr. Hepler provides insight and knowledge to the Board on what is important to many of the Company’s large shareholders.

2018 PROXY STATEMENT

DIRECTORS AND GOVERNANCE

Raimund Klinkner

Business Experience:    Raimund Klinkner is the Managing Partner of the IMX INSTITUTE FOR MANUFACTURING EXCELLENCE GmbH, a consultancy firm specialized in production and logistics, and is Chairman of the German Manufacturing Excellence Board since 2004. In addition, Dr. Klinkner is Honorary Chairman of Bundesvereinigung Logistik (BVL International, the German-based Logistics Network). He also holds a position as Chairman of the Supervisory Board of DMG MORI AG (“DMG”) and is a member of the advisory board of ebm-papst Mulfingen GmbH & Co. KG. Dr. Klinkner lectures as Honorary Professor in production logistics at Technical University Berlin since 2003. Previously, Dr. Klinkner served as Chief Executive Officer of Knorr-Bremse AG, a manufacturer of braking systems for rail and commercial vehicles, from 2007 to 2011. Prior to that time, he held positions of increasing responsibility at Gildemeister AG (now DMG), a manufacturer of cutting machine tools, from 1998 to 2006 culminating in his service as Deputy Chairman of the Board from 2003 to 2006. Dr. Klinkner began his career at Porsche AG in 1991 and held positions of increasing responsibility in the areas of logistics and supply chain management.

Qualifications:    Dr. Klinkner has considerable experience as a chief executive of a large international manufacturing company. Dr. Klinkner has extensive operating experience in Germany, a country that the Company has a significant presence in, and is a highly regarded supply chain specialist. As a result, Dr. Klinkner provides the Board with important insights into managing the Company’s operations, particularly its European operations.

Andra Rush

Business Experience:    Andra M. Rush is chair and CEO of Rush Trucking Company, president and CEO of Dakkota Integrated Systems (“Dakkota”), and chair, president and CEO of Detroit Manufacturing Systems (“DMS”). As founder, chair, president and CEO of Rush Group, which operates Rush Trucking, Dakkota and DMS, Ms. Rush leads the largest woman-owned business in Michigan, and one of the largest Native American-owned businesses in the United States. Rush Group specializes in component manufacturing, assembly and sequencing, supply chain management, logistics and freight distribution at 35 locations in the U.S. and Canada. Ms. Rush founded Rush Trucking in 1984. Ms. Rush previously served two terms on the U.S. Manufacturing Council, the principal private sector panel that advises the U.S. Commerce Secretary on government policies and programs and their impact on the manufacturing sector.

Qualifications:    Ms. Rush is an accomplished executive officer of a business that specializes in manufacturing components, as well as supply chain management, logistics and freight distribution business. As a result of these professional experiences, and as Ms. Rush is a Native American female, she brings diverse perspectives and experiences, which are important for the Board. In addition, Ms. Rush has extensive knowledge and significant experience in supply chain and logistics, which is particulary valuable to the Company as it implements its strategic sourcing intiative.

David A. Sachs

Business Experience:    David A. Sachs is a Partner of Ares Management, LP (“Ares”) and co-founder of the firm, where he serves as an investment committee member on Ares direct lending, tradable credit private equity group funds, as well as the Ares real estate group’s real estate debt and U.S. real estate equity investments. Mr. Sachs also serves as a director of Ares Dynamic Credit Allocation Fund, Inc. and CION Ares Diversified Credit Fund.

Qualifications:    Mr. Sachs has extensive knowledge of global capital markets and is valuable to the Board’s discussions of the Company’s capital and liquidity needs. Mr. Sachs has been a member of the Board since 1992 and accordingly has an extensive knowledge of the Company. As a result, Mr. Sachs provides vital insight to the Board on many issues, including capital markets, treasury and liquidity related matters.

2018 PROXY STATEMENT

DIRECTORS AND GOVERNANCE

Oren G. Shaffer

Business Experience:    Oren G. Shaffer retired in 2007 as the Vice Chairman and Chief Financial Officer of Qwest Communications International Inc. (now CenturyLink), a telecommunications provider, having served in that capacity from 2002 to 2007. From 2000 to 2002, Mr. Shaffer was President and Chief Operating Officer of Sorrento Networks, a company which develops intelligent optical networking solutions for telecommunication applications, and was a consultant for SBC Corp. (now AT&T), a provider of wireless service technology. From October 1994 to January 2000, he served as Executive Vice President and Chief Financial Officer of Ameritech Corporation, a telecommunications company. Mr. Shaffer was Chief Financial Officer and Director and served in other senior executive positions in operations, finance and strategy, both internationally and domestically, in his 25 years with Goodyear Tire & Rubber Co. Mr. Shaffer also serves as a director of XPO Logistics, Inc. Mr. Shaffer previously served as a director of Intermec, Inc. from 2005 through 2013 and Belgacom SA from 1994 to 2014.

Qualifications:    Mr. Shaffer has chief financial officer experience at large international companies and operations experience at a large global manufacturing company. He has significant experience with European businesses, including having been a director of a Belgian-based telecommunications company. As a result, Mr. Shaffer provides the Board with knowledge and insight into overseeing the Company’s financial, strategic and international matters.

David C. Wang

Business Experience:    David C. Wang retired in 2011 as Vice President of International Relations of The Boeing Company (“Boeing”), a large aerospace company and a manufacturer of commercial jetliners and military aircraft, having served in that capacity from October 2002 until July 2011. Mr. Wang was also President of Boeing China Inc. from November 2002 until March 2011. Prior to joining Boeing, Mr. Wang served as Chairman and CEO of General Electric China from 1997 to 2001. Prior to that, Mr. Wang served in various positions of increasing responsibility with General Electric since 1980. Mr. Wang is also a director of KLA-Tencor Corporation.

Qualifications:    Mr. Wang has substantial experience as a global manufacturing executive in the international and Chinese markets. Mr. Wang has extensive business experience in China, having lived and worked there from 1990 until 2011. As a result, he brings a unique perspective to the Board in a key developing market in which the Company has operations and hopes to further expand in the future.

Scott W. Wine

Business Experience:      Scott W. Wine is the Chairman and Chief Executive Officer of Polaris Industries Inc. Polaris designs, engineers, manufactures and markets innovative, high quality off-road vehicles, including all-terrain vehicles and the Polaris RANGER® for recreational and utility use, snowmobiles, motorcycles and on-road electric powered vehicles. He joined Polaris in September 2008 after serving as the President of Fire Safety Americas, a division of United Technologies Corporation from 2007 to August 2008. Prior to that, Mr. Wine held senior leadership positions at Danaher Corporation from 2003 to 2007, serving as President of its Jacob Vehicle Systems and Veeder-Root subsidiaries. From 1996 to 2003, Mr. Wine held various international and domestic posts with Honeywell’s Aerospace Division. Mr. Wine also serves as a director of U.S. Bancorp.

Qualifications:    Mr. Wine is a chief executive officer of a large international manufacturing company facing the same set of external economic, social and governance issues as the Company. Mr. Wine has substantial operations experience as a senior executive of large diversified international manufacturers. He has a proven track record of growing profitable industrial businesses, acquiring and integrating businesses and rapidly driving results. As a result, Mr. Wine provides the Board with a deep and contemporaneous understanding of the complexities of operating a large multi-national business.

2018 PROXY STATEMENT

DIRECTORS AND GOVERNANCE

Board Meetings and Corporate Governance

The Board met 8 times in 2017 at regularly scheduled and special meetings. All of the directors in office during 2017 attended at least 75% of the meetings of the Board and all committees of the Board on which they served during 2017. It is the Company’s policy, as stated in the Company’s

Governance Guidelines (the “Guidelines”), that each director is expected to attend the annual meeting of stockholders. All of the directors then in office attended the Company’s previous annual meeting of stockholders held on May 11, 2017.

Director Independence

It is the Company’s policy that the Board consists of a majority of directors who qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of any other applicable regulatory authority, including the SEC. The Board annually reviews the relationship of each director with the Company, and only those directors who the Board affirmatively determines have no material relationship with the Company are deemed to be independent directors. The Guidelines specifically define what is deemed to be a material relationship between the Company and an independent director. The following are the relationships that the Board considers in making its independence determination:

(i)	whether the director or any of his or her immediate family members is or was within the past five years an officer of the Company;
(ii)	whether the director is or was within the past five years an employee of the Company;
(iii)	whether the director or any of his or her immediate family members is or was during the past five years affiliated with, or employed by, any past or present auditor of the Company (or an affiliate thereof);
(iv)	whether the director or any of his or her immediate family members is or was within the past five years part of an interlocking directorate in which an executive officer of the Company serves or served on the compensation committee of a company that concurrently employs or employed the director or any of his or her immediate family members;

(v)	whether the director is an executive officer, a partner, member, of counsel or beneficial owner of more than ten percent (10%) of the equity interest of a customer of, or a supplier of goods or services (including without limitation any investment banking firm or law firm) to, the Company where the amount involved in any of the last three fiscal years exceeds certain thresholds;
(vi)	whether the director is an executive officer, a partner or beneficial owner of more than ten percent (10%) of the equity interest of a company to which the Company was indebted at the end of any fiscal quarter during the

Company’s most recently completed fiscal year or current fiscal year in an amount in excess of five percent (5%) of the Company’s total consolidated assets at the end of such fiscal year;

(vii)	whether the director is an executive officer, a partner or beneficial owner of more than ten percent (10%) of the equity interest of a company which was indebted to the Company;
(viii)	whether the director or any of his or her immediate family members was indebted to the Company, other than in the ordinary course of business of the Company and the business of the director or the member of his or her immediate family, as applicable, at the end of any fiscal quarter during the Company’s most recently completed fiscal year or current fiscal year in an amount in excess of $100,000 at the end of such fiscal year;
(ix)	whether the director is affiliated with a tax exempt entity that within the preceding three years received the greater of (x) $1 million or (y) two percent (2%) of its consolidated gross revenues from the Company (based on the tax exempt entity’s most recently completed fiscal year);
(x)	whether the director or any of his or her immediate family members is during the current fiscal year or was during the most recently completed fiscal year a party to a transaction or series of similar transactions with the Company or its subsidiaries (excluding director fees, stock options and other director compensation), other than on arm’s-length terms where the amount involved is not material to either party;
(xi)	whether the director or any of his or her immediate family members received more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service within the past three years; and
(xii)	whether the director has any other relationships with the Company or the members of management of the Company that the Board has determined to be material and which are not described in (i) through (xi) above.

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After consideration of all applicable matters, the Board determined, based on the above criteria, that none of the directors has a material relationship with the Company other than as a director or as a stockholder except for Mr. Garrison, who is not an independent director. The Board considered that Mr. Sachs was a member of Ares which in the ordinary course of business held a small amount of the Company’s debt. It was noted that the amount of debt was less than 1% of the Company’s total consolidated assets, approximately 1% of the Company’s debt as of December 31, 2017 and less than

0.1% of the committed capital managed by Ares. The Board also considered that Dr. Klinkner was Chairman of the Supervisory Board of DMG, a company that the Company has conducted business with in the past. It was noted that the dollar value of transactions between the Company and DMG was less than 0.1% of the Company’s 2017 net sales. Accordingly, the Board has determined that all of the nominees for director are independent directors except for Mr. Garrison, who has been nominated to serve on the Board as a result of his position as Chief Executive Officer of the Company.

Board Leadership Structure

The Board recognizes that no single leadership structure is right for all companies at all times, and accordingly the Board periodically reviews its leadership structure. The Company had a combined Chairman and Chief Executive Officer position for approximately 20 years and the Board believed that structure was appropriate based on the Company’s Chief Executive Officer’s long tenure with the Company and his familiarity with the Company’s business and industry. The Company separated the Chairman and Chief Executive Officer positions following the retirement of Ronald DeFeo in 2015. As Mr. Garrison has been Chief Executive Officer of the

Company for less than three years, the Board believes it is desirable to have Mr. Garrison focused on the management and operation of the Company’s business without the additional responsibilities of Chairman. Upon the retirement of Mr. DeFeo, Mr. Sachs was elected by the Board as Non-Executive Chairman allowing the Board to benefit from Mr. Sachs’ prior experience as the Company’s Lead Director. However, as the Board periodically reviews its leadership structure, it is possible that the positions could be combined in the future as Mr. Garrison gains seniority in the role as Chief Executive Officer of the Company.

Risk Oversight

Management is responsible for identification of key risks and for development and implementation of processes for the mitigation and monitoring of risks. Management provides comprehensive enterprise risk management assessments to the Board that describes the most significant risks facing the Company, measures the relative magnitude of the risks, identifies the risk owners for each major risk and describes the improvement or monitoring plans surrounding each major risk. The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through direct presentations and committee reports about such risks. The Audit Committee oversees management of financial risks, financial controls, internal audit and potential conflicts of interest and receives regular internal audit and compliance risk updates from the Company’s Vice President, Audit Services as well as the Company’s Chief Ethics and Compliance Officer. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s human resources and executive compensation plans and arrangements. The Governance and Nominating Committee manages risks associated with the independence of the Board of Directors as well as environmental, health and safety matters and receives regular updates from the Company’s Chief Ethics and Compliance Officer on compliance risks.

The Board also reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each, on a regular basis. In addition, management engages in an in-depth review and dialogue with the Board with respect to the most significant risks facing the Company on a rotating basis throughout the year.

Corporate Governance Principles

The Board and the Governance and Nominating Committee annually review the Company’s corporate governance policies and practices and the Guidelines. The Board believes that the Guidelines effectively assist the Board in the exercise of its duties and responsibilities and serve the best interests of the

Company. These Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management levels, with a view to achieving strategic objectives of the Company while enhancing stockholder value over the long term. The Board and the

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Governance and Nominating Committee will continue to review the Guidelines annually and may make changes as they determine are necessary and appropriate, including changes that may be necessary to comply with new or proposed laws, rules or regulations issued by the SEC and the NYSE. A copy of the Guidelines is available at the Company’s website, www.terex.com, under “Investor Relations” – “Governance” – “Corporate Governance Documents.” In addition, a copy of the Guidelines is available in print, without charge, to any stockholder who requests these materials from the Company.

The Board believes that periodic assessment of director performance is an important governance principle. On an annual basis, directors conduct a survey and rate the performance of the Board and its committees. In addition, on a periodic basis, individual director evaluations are conducted by the Non-Executive Chairman/Lead Director.

Directors have complete access to management and the Company’s outside advisors, and senior officers and other members of management frequently attend Board and committee meetings at the discretion of the Board or committee, as applicable. It is the policy of the Board that non-management directors also meet privately in executive sessions without the presence of any members of management at each regularly scheduled meeting of the Board and at such other times as the Board shall determine. In addition, the Board may retain and have access to independent advisors of its choice with respect to any issue relating to its activities, and the Company pays the expenses of such advisors.

If you wish to communicate with the non-management directors of the Board, you may correspond by filing a report through Ethicspoint, 24 hours a day, 7 days a week, via the Internet at www.ethicspoint.com or by calling, toll free, (877) 584-8488 or 1-877-ETHICSP. Reports should be submitted under the category “Director Communications.” Ethicspoint is an independent third-party provider retained by the Company to offer a comprehensive, confidential and, upon request, anonymous reporting system for receiving communications, complaints and grievances. All communications received by Ethicspoint are relayed to the Board.

Code of Ethics and Conduct

The Company has adopted a code of ethics and conduct that applies to all of its directors and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer, among others. This code of ethics and conduct is a set of written standards reasonably designed to deter wrongdoing and to promote: honest and ethical conduct; full, fair, accurate, timely and understandable disclosure; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of code violations; and accountability for adherence to the code. The Company periodically reviews, updates and revises its code of ethics and conduct when it considers appropriate. A copy of the current code of ethics and conduct is available at the Company’s website, www.terex.com, under “Investor Relations” – “Governance” – “Corporate Governance Documents.” In addition, a copy of the code of ethics and conduct is available in print, without charge, to any stockholder who requests this material from the Company.

Board Committees

The Board has an Audit Committee, Compensation Committee and Governance and Nominating Committee.

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Board Committee Membership and Roster

Name of Director	Audit	Compensation	Governance and Nominating
Paula H.J. Cholmondeley
Donald DeFosset
Thomas J. Hansen
Matthew P. Hepler
Raimund Klinkner
Andra Rush
Oren G. Shaffer
David C. Wang
Scott W. Wine
Committee Chair	Member

Audit Committee Meetings and Responsibilities

The Audit Committee of the Board consists of Messrs. Hansen (chairperson), DeFosset, Klinkner and Shaffer and Ms. Cholmondeley and Ms. Rush, each of whom is independent as defined in the listing standards of the NYSE and under the Exchange Act. The Audit Committee met nine times during 2017.

Each member of the Audit Committee is required to be financially literate or must become financially literate within a reasonable time after appointment to the Audit Committee, and at least one member of the Audit Committee must have accounting or related financial management expertise.

The Board, in its business judgment, believes that each of the current members of the Audit Committee is financially literate or has accounting or financial management expertise: Mr. Hansen through his business experience as a corporate executive and his involvement in preparing financial statements as a senior executive of a large multinational company; Mr. DeFosset through his business experience as a corporate executive, his involvement in preparing financial statements at various public companies and particularly his experience as a Chief Executive Officer of a public company; Dr. Klinkner through his business experience as a corporate executive and his involvement in preparing financial statements as a senior executive of a large multinational company; Mr. Shaffer through his extensive experience and involvement in preparing financial statements as the Chief Financial Officer of a large public company; Ms. Rush through her business experience as a corporate executive; and Ms. Cholmondeley through her education, training and experience as a former certified public accountant and her involvement in preparing financial statements as the Chief Financial Officer of a large insurance company. The Board has determined that each of Messrs. Hansen, DeFosset, Klinkner and Shaffer and Ms. Cholmondeley is an “audit committee financial expert,” as such term is defined under the regulations of the SEC.

The Audit Committee assists the Board in fulfilling its oversight responsibilities by meeting regularly with the Company’s independent registered public accounting firm and operating and financial management personnel. The Audit Committee reviews the audit performed by the Company’s independent registered public accounting firm and reports the results of such audit to the Board. The Audit Committee reviews the Company’s annual financial statements and all material financial reports provided to the stockholders and reviews the Company’s internal auditing, accounting and financial controls.

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As stated in the Audit Committee Charter, the Audit Committee also reviews related party transactions and any other matters pertaining to potential conflicts of interest or adherence to the Company’s standards of business conduct. Related party transactions must be approved by the Audit Committee, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Audit Committee will consider all relevant factors, including, as applicable: (i) the Company’s business rationale for entering into the transaction; (ii) the alternatives to entering into a related party transaction; (iii) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to the Company.

The Audit Committee is also responsible for appointing, setting compensation for, and overseeing the work of, the Company’s independent registered public accounting firm. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. On a periodic basis, the Chief Financial Officer of the Company provides the Audit Committee an estimate for the services needed and seeks pre-approval of such services from the Audit Committee. The Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence. The policy prohibits the Audit

Committee from delegating to management the Audit Committee’s responsibility to pre-approve permitted services of the independent registered public accounting firm.

Requests for pre-approval for services must be detailed as to the services to be provided and the estimated total cost and must be submitted to the Company’s Chief Financial Officer. The Chief Financial Officer then determines whether the services requested fall within the guidance of the Audit Committee as to the services that have been pre-approved. If the service was not of a type that was already pre-approved or the estimated cost would exceed the amount already pre-approved, then the Chief Financial Officer seeks pre-approval of the Audit Committee on a timely basis.

The Audit Committee operates under a written charter adopted by the Board that complies with all applicable requirements of the SEC and the NYSE. A copy of the Audit Committee Charter is available at the Company’s website, www.terex.com, under “Investor Relations” – “Governance” – “Corporate Governance Documents.” In addition, a copy of the charter is available in print, without charge, to any stockholder who requests this material from the Company. This charter sets out the responsibilities, authority and duties of the Audit Committee.

See “Audit Committee Report” for a discussion of the Audit Committee’s review of the audited financial statements of the Company for the Company’s fiscal year ended December 31, 2017.

Compensation Committee Meetings and Responsibilities

The Compensation Committee of the Board consists of Messrs. Shaffer (chairperson), Hepler, Klinkner, Wang and Wine, each of whom is independent as defined in the listing standards of the NYSE. Each member of the Compensation Committee must have a basic understanding of the components of executive compensation and the role of each component as part of a comprehensive program linking compensation to corporate and individual performance in support of the Company’s objectives. The Compensation Committee met eight times during 2017.

The Compensation Committee assists the Board in its responsibilities regarding compensation of the Company’s senior executives and outside directors, including overall responsibility for approving, evaluating and modifying the Company’s plans, policies and programs for compensation of key management personnel. The Compensation Committee establishes compensation arrangements for executive officers and for certain other key management personnel.

The Compensation Committee operates under a written charter adopted by the Board that complies with all applicable requirements of the NYSE. A copy of the Compensation Committee Charter is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.” In addition, a copy of the charter is available in print, without charge, to any stockholder who requests this material from the Company. This charter sets out the responsibilities, authority and duties of the Compensation Committee. The charter does not provide for any delegation of the Compensation Committee’s duties.

See “Compensation Discussion and Analysis” for a description of the Company’s executive compensation philosophy and executive compensation program, including a discussion of how the compensation of the Company’s executive officers was determined.

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Compensation Risk Assessment

The Company conducted a risk assessment of its compensation policies and practices for its employees, including those related to its executive compensation programs. The findings of the risk assessment were discussed with the Compensation

Committee. Based upon the assessment, the Company believes that its compensation policies and practices do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee served as one of the Company’s officers or employees during 2017 or was formerly an officer of the Company. None of the Company’s executive officers served as a member of the compensation committee of any other company that has an executive officer serving as a member of the Board or Compensation Committee during 2017. None of the Company’s executive officers served as a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation Committee during 2017.

Governance and Nominating Committee Meetings and Responsibilities

The Governance and Nominating Committee of the Board consists of Messrs. DeFosset (chairperson), Hansen, Wang and Wine and Ms. Cholmondeley and Ms. Rush, each of whom is independent as defined in the listing standards of the NYSE. The Governance and Nominating Committee met five times during 2017.

The Governance and Nominating Committee plays a central role in planning the size and composition of the Board, developing criteria and implementing the process of identifying, screening and nominating candidates for election to the Board, recommending corporate governance guidelines and actions to improve corporate governance and evaluating individual director and full Board performance. The Governance and Nominating Committee is also responsible for overseeing a review and assessment of the performance of the Board and its committees at least annually, including establishing the evaluation criteria and implementing the process for evaluation. The Governance and Nominating Committee, as well as the Board as a whole, does a self-assessment of its performance annually, including with respect to the nomination process.

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Governance and Nominating Committee applies the criteria set forth in the Guidelines and gives strong consideration to a wide range of diversity factors as a matter of practice when evaluating director nominees, such as race, gender, age, national origin, work experience and tenure with the Board. These criteria include the candidate’s independence, integrity, diversity, experience, sound judgment in areas relevant to the Company’s businesses, and willingness to commit sufficient time to the Board, all in the context of an assessment of the perceived needs of the Board at that point in time. Maintaining a balanced experience and knowledge base within the total Board includes considering whether the candidate: (i) is a senior operating executive in a company engaged in the capital and industrial goods industries; (ii) has significant executive management experience for multinational business operations; (iii) has extensive knowledge and experience in financial services and capital markets; (iv) has substantial knowledge of the Company and its business; and (v) has unique knowledge and experience and can provide significant contributions to the Board’s effectiveness. The Board does not have a formal policy regarding director diversity, but considers how the differences in its directors’ backgrounds broaden its business perspective. All candidates for director are reviewed in the same manner, regardless of the source of the recommendation. For details on how stockholders may submit nominations for directors, see “Other Important Information.”

The Governance and Nominating Committee operates under a written charter adopted by the Board that complies with all applicable requirements of the NYSE. A copy of the Governance and Nominating Committee Charter is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.” In addition, a copy of the charter is available in print, without charge, to any stockholder who requests this material from the Company. This charter sets out the responsibilities, authority and duties of the Governance and Nominating Committee.

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Director Compensation

The objectives of the Company’s compensation program for outside directors are to: (i) attract and retain independent, high caliber outside directors who are not affiliated with the Company and who provide a balanced experience and knowledge base within the Board; (ii) require a meaningful stock ownership in the Company to align the interests of the outside directors with those of the stockholders; and (iii) provide a total compensation opportunity that approximates the 50th percentile of the Benchmark Companies (as defined below).

The compensation program for outside directors has two principal components: (i) an annual retainer for service as a Board member; and (ii) an annual retainer for service on a committee or as Non-Executive Chairman/Lead Director. The program is designed to encourage outside directors to receive a significant portion of their annual retainer for Board service in the Company’s Common Stock, to enable directors to defer receipt of their fees and to satisfy the Company’s Common Stock ownership objective for outside directors. The program does not include the payment of additional fees per meeting, as each director is expected to prepare for and participate in all meetings during the year and provide a continuous year-round effort regardless of the formal meeting calendar.

Directors who are employees of the Company receive no additional compensation by virtue of their being directors of the Company. All directors of the Company are reimbursed for travel, lodging and related expenses incurred in attending Board meetings, committee meetings and other activities in furtherance of their responsibilities as members of the Company’s Board.

Each director receives the equivalent of $225,000 for service as a Board member (or a prorated amount if a director’s service began other than on the day of the Annual Meeting). Each director may elect to receive their fee in (i) shares of Common Stock currently, which may be deferred into the stock fund of the Company’s Deferred Compensation Plan, (ii) cash currently, (iii) cash deferred into the bond fund of the Company’s Deferred Compensation Plan, or (iv) any two of the preceding alternatives in equal amounts. If a director elects to receive shares of Common Stock currently without deferral into the stock fund of the Company’s Deferred Compensation Plan, then 40% of this amount is paid in cash to offset the tax liability related to such election. For purposes of calculating the number of shares of Common Stock into which any fixed sum translates, Common Stock is valued at its per share closing price on the NYSE on the day immediately preceding the grant date.

Each director is expected to accumulate (for a new director, over the first four years of Board service), the number of shares of Common Stock that is equal in market value to three times the annual retainer for Board service ($675,000). Once this ownership objective is achieved, the director is expected to maintain such minimum ownership level. The intent is to encourage acquisition and retention of Common Stock by directors, evidencing the alignment of their interests with the interests of stockholders. Until such time as a director achieves the ownership objective or if a director shall at any time fall below the ownership objective, directors are expected to invest at least $112,500 per year (or such lesser amount necessary to achieve the ownership objective) in shares of Common Stock until the director has satisfied the ownership objective.

Each director who serves as Non-Executive Chairman/Lead Director or on a committee of the Board receives an annual committee retainer, on the first business day after the Company’s Annual Meeting, as set forth in the table below:

Committee/Board Position*	Retainer
Non-Executive Chairman/Lead Director*	$135,000
Audit Committee Chair	$35,000
Compensation Committee Chair	$35,000
Governance and Nominating Committee Chair	$20,000
Audit Committee Member	$10,000
Compensation Committee Member	$10,000
Governance and Nominating Committee Member	$7,500
*	A Committee Chair shall only receive a committee chair retainer and not a committee member retainer as a result of chairing a committee. In the event the Non-Executive Chairman/Lead Director serves on any committees as either a committee chair or committee member, the Non-Executive Chairman/Lead Director will not be eligible to receive any committee retainer other than the Non-Executive Chairman/Lead Director retainer.

The retainers listed above are payable in cash, and may be deferred into the bond fund of the Company’s Deferred Compensation Plan. For a director whose service begins other than on the day of the Annual Meeting, any retainer is prorated. If the Company does not hold an Annual Meeting by the end of May in any year, then any retainer that is scheduled to be paid following the Annual Meeting shall be paid on the last business day of May.

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A director who leaves the Board at any time during the year, for any reason, will retain any retainer payments already received for such year. The Compensation Committee has discretion to authorize the payment of additional fees to any director under extraordinary circumstances. It is the expectation of the Compensation Committee that it will review the Outside Director Compensation Policy and the outside director compensation programs of the Benchmark Companies every two to four years, although it may review them more frequently as circumstances warrant.

The compensation paid to the Company’s outside directors in 2017 is summarized in the following table:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Paula H. J. Cholmondeley	$242,500		0	0	0	0	0	$242,500
Donald DeFosset	$30,000		$225,000	0	0	0	0	$255,000
Thomas J. Hansen	$155,000		$112,500	0	0	0	0	$267,500
Matthew Hepler	$123,993		$170,892	0	0	0	0	$294,885
Raimund Klinkner	$20,000		$225,000	0	0	0	0	$245,000
Andra Rush	$76,696		$99,858	0	0	0	0	$176,554
David A. Sachs	$560,000	(5)	0	0	0	0	$1,000	$561,000
Oren G. Shaffer	$245,000	(5)	$225,000	0	0	0	0	$470,000
David C. Wang	$117,500	(5)	$225,000	0	0	0	0	$342,500
Scott W. Wine	$17,500		$225,000	0	0	0	0	$242,500
(1)	See Note Q – “Stockholders’ Equity” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for a detailed description of the assumptions that the Company used in determining the dollar amounts recognized for financial statement reporting purposes of its stock awards.
(2)	The grant date fair value of each stock award computed in accordance with FASB ASC Topic 718 is the following: Mr. DeFosset, $225,000 (annual retainer paid on May 12, 2017); Mr. Hansen, $112,500 (portion of annual retainer paid on May 12, 2017); Mr. Hepler $35,892 (pro-rated portion of annual retainer paid on February 2, 2017) and $135,000 (portion of annual retainer paid on May 12, 2017); Dr. Klinkner, $225,000 (annual retainer paid on May 12, 2017); Ms. Rush $99,858 (pro-rated portion of annual retainer paid on August 14, 2017); Mr. Shaffer, $225,000 (annual retainer paid on May 12, 2017); Mr. Wang, $225,000 (annual retainer paid on May 12, 2017); and Mr. Wine, $225,000 (annual retainer paid on May 12, 2017).
(3)	As of December 31, 2017, the following directors had vested outstanding options in these amounts: Mr. DeFosset, 2,587.
(4)	The amounts listed in the All Other Compensation column are the amount of charitable contributions made by the Company on behalf of the director in accordance with the Company’s charitable gift matching program.
(5)	The following directors received special cash awards in 2017 in recognition of their significant contributions in negotiating with Zoomlion and effectuating the Konecranes transaction: Mr. Sachs ($200,000); Mr. Shaffer ($200,000); and Mr. Wang ($100,000).

Certain Relationships and Related Transactions

The Company intends that all transactions with affiliates are to be on terms no less favorable to the Company than could be obtained in comparable transactions with an unrelated person. The Board will be advised in advance of any such proposed transaction or agreement and will utilize such procedures in evaluating their terms and provisions as are appropriate in light of the Board’s fiduciary duties under

Delaware law. In addition, the Company has an Audit Committee consisting solely of independent directors. Pursuant to the terms of the written Audit Committee Charter, one of the responsibilities of the Audit Committee is to review related party transactions. See “Audit Committee Meetings and Responsibilities.”

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and each person who is the beneficial owner of more than 10% of the Company’s outstanding equity securities, to file with the SEC initial reports of ownership and changes in ownership of equity securities of the Company. Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this Proxy Statement any failure to file such reports by the prescribed dates during 2017. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all reports filed with the SEC pursuant to Section 16(a) of the Exchange Act.

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DIRECTORS AND GOVERNANCE

To the Company’s knowledge, based solely on review of the copies of reports furnished to the Company and written representations that no other reports were required, all filing requirements under Section 16(a) of the Exchange Act applicable to the Company’s officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 2017.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Common Stock by each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, by each director, by each director nominee, by each executive officer of the Company named in the summary compensation table below, and by all directors and executive officers as a group, as of March 1, 2018 (unless otherwise indicated below). Each person named in the following table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. Shares of Common Stock that any person has a right to acquire within 60 days after March 1, 2018, pursuant to an exercise of options or otherwise, are deemed to be outstanding for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for computing the percentage ownership of any other person shown in the table.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(2)		PERCENT OF CLASS
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	7,310,115	(3)	9.2%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	6,873,501	(4)	8.7%
Marcato Capital Management LP Four Embarcadero Center, Suite 2100 San Francisco, CA 94111	5,522,651	(5)	7.0%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746	4,590,650	(6)	5.8%
Paula H. J. Cholmondeley	46,993		*
Donald DeFosset	131,168		*
John L. Garrison	654,633		*
Thomas J. Hansen	38,066		*
Matthew Hepler	5,269		*
Raimund Klinker	28,751		*
Andra Rush	2,550		*
David A. Sachs	439,424	(7)	*
Oren G. Shaffer	72,436		*
David C. Wang	60,227		*
Scott W. Wine	78,584		*
John D. Sheehan	120,009		*
Kevin P. Bradley	49,919		*
Eric I Cohen	196,998		*
Stoyan (Steve) Filipov	159,154		*
Matthew Fearon	133,980		*
All directors and executive officers as a group (18 persons)	2,789,570		3.5%
*	Amount owned does not exceed one percent (1%) of the class so owned.
(1)	Unless indicated otherwise, each person’s principal address is c/o Terex Corporation, 200 Nyala Farm Road, Westport, CT 06880.
(2)	Certain executive officers and directors maintain margin securities accounts, and the positions held in such margin accounts, which may from time to time include shares of Common Stock, are pledged as collateral security for the repayment of debit balances, if any, in the accounts. At March 1, 2018, no executive officer or director had a debit balance in such accounts.
(3)	The Vanguard Group (“Vanguard”) filed a Schedule 13G, dated February 7, 2018, disclosing the beneficial ownership of 7,310,115 shares of Common Stock. This includes Vanguard having sole voting power over 42,876 shares of Common Stock, shared voting power over 16,498 shares of Common Stock, sole dispositive power over 7,258,138 shares of Common Stock and shared dispositive power over 51,977 shares of Common Stock.
(4)	BlackRock, Inc. (“BlackRock”) filed a Schedule 13G, dated January 23, 2018, disclosing the beneficial ownership of 6,873,501 shares of Common Stock. This includes BlackRock having sole voting power over 6,532,834 shares of Common Stock and sole dispositive power over 6,873,501 shares of Common Stock.

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DIRECTORS AND GOVERNANCE

(5)	Marcato Capital Management LP, Marcato International Master Fund, Ltd. and Richard T. McGuire III (collectively “Marcato”) filed a Schedule 13D, dated September 28, 2017, disclosing the aggregate beneficial ownership of 5,522,651 shares of Common Stock. This includes Marcato having shared voting power over 5,522,651 shares of Common Stock and shared dispositive power over 5,522,651 shares of Common Stock.
(6)	Dimensional Fund Advisors LP (“Dimensional”) filed a Schedule 13G, dated February 9, 2018, disclosing the aggregate beneficial ownership of 4,590,650 shares of Common Stock. This includes Dimensional having sole voting power over 4,480,991 shares of Common Stock and sole dispositive power over 4,590,650 shares of Common Stock.
(7)	Includes 10,300 shares of Common Stock owned by Mr. Sachs’ wife. Mr. Sachs disclaims the beneficial ownership of such shares. Includes 20,000 shares of Common Stock owned by a family limited liability company.

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COMPENSATION

PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Pursuant to rules under the Dodd-Frank Act, the Board is asking the Company’s stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules.

The Board remains committed to sound corporate governance practices and shares the interest of stockholders in maintaining effective performance-based executive compensation programs at the Company. The Board believes that the Company’s executive compensation programs have a proven record of effectively aligning pay with performance and attracting and retaining highly talented executives. The Board strongly encourages you to review the Compensation Discussion and Analysis and compensation tables in this Proxy Statement for detailed information on the extensive processes and factors the Committee considered when establishing performance and pay targets and in making decisions regarding actual payouts under the Company’s short and long-term performance based incentive plans. Accordingly, the Board recommends that stockholders vote FOR the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2017 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Board. Although non-binding, the Board and the Committee will review and consider the voting results when making future decisions regarding the Company’s executive compensation programs.

The Board recommends a vote FOR the approval of the advisory resolution on executive compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Committee of the Board (the “Committee”) continually reviews the compensation programs for the Company’s executive officers, including the Named Executive Officers (as defined in the Executive Compensation section below), to ensure they achieve the desired goals of aligning the executive compensation structure with the Company’s stockholders’ interests and current market practices. The Company’s executive compensation programs are based on the following core principles:

•	be competitive with peers to effectively attract and retain talented executives;
•	achieve a balance between short-term and long-term compensation;
•	align executive pay with Company and stockholder performance;
•	foster an ownership culture through the use of equity awards in order to align the interests of executives and stockholders; and
•	address the volatility and cyclicality of the Company’s business and industry.

The Company’s results in 2017 and actions taken by the Committee since January 1, 2017 demonstrate the Committee’s commitment to paying for performance and illustrate how the executive compensation program responds to business challenges and the marketplace. Key highlights include the following:

✔	The Company’s total stockholder return in 2017 was approximately 51% (ranked at the 92nd percentile in the Benchmark Companies (as defined below).
✔	The Company’s three-year total stockholder return from 2015- 2017 was approximately 68% (ranked at the 82nd percentile in the Benchmark Companies.
✔	The Company’s earnings per share and operating profit both significantly increased in 2017 as compared with 2016.
✔	Strong correlation between the Company’s total stockholder return and the total realized compensation of the Company’s CEO during the last three fiscal years.

*	Total Realized Compensation represents: Total compensation, as determined under applicable SEC rules, minus (1) the aggregate grant date fair value of performance-based restricted stock awards that have either been forfeited or whose performance has not yet been achieved and (2) the year-over-year change in pension value and nonqualified deferred compensation earnings, plus (3) the grant date fair value of the performance-based restricted stock awards earned (included in the year earned) and (4) the earnings of options exercised in the year exercised. The Committee believes it is important to compare the Company’s performance with the CEO’s total realized compensation because the total compensation amount included in the Summary Compensation Table includes several items that are driven by accounting and actuarial assumptions, which are not necessarily reflective of compensation actually realized. CEO total realized compensation utilizes compensation information for Ronald M. DeFeo for 2014 and 2015 and for John L. Garrison for 2016 and 2017.
**	Total Stockholder Return represents the change in market value of $100 invested in Terex stock for the period commencing December 31, 2014 through December 31, 2017.

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✔	As a result of the Company’s strong performance, the bonus payouts to the Named Executive Officers for 2017 were approximately 165% of target.
✔	The compensation granted in 2017 to the Named Executive Officers was predominantly performance-based and/or linked to the Company’s equity performance.
Mr. Garrison’s 2017 Total Direct Compensation Mix	Other NEOs* 2017 Total Direct Compensation Mix

*	Excluding Mr. Bradley
✔	The strong performance orientation of the executive compensation program and the rigor of the performance goals set by the Committee has resulted in the forfeiture of previously granted equity awards:
✔	Approximately $4.6 million in stock awards granted in 2010 and 2014 were forfeited in 2017 by the Company’s former CEO and approximately $1.2 million in stock awards granted in 2010, 2014 and 2015 were forfeited in 2017 by the other Named Executive Officers as a result of the Company’s failure to achieve performance targets set by the Committee.
✔	Since the beginning of 2011, the former CEO of the Company has forfeited a total of $15.9 million in stock awards as a result of the Company’s failure to achieve performance targets set by the Committee.
✔	Prior to 2017, the Company’s equity awards would automatically vest upon a change in control of the Company (known as a single trigger). Beginning in 2017, in certain circumstances, the Committee determined that the Company’s equity awards would require both a change in control and a termination of employment without cause for the equity award to vest (known as a double trigger).
✔	The Committee Chairman conducted discussions with four of the Company’s largest stockholders (accounting for approximately 11% of the Company’s outstanding shares) in the first quarter of 2017 to discuss the Company’s executive compensation program as part of its shareholder outreach program.
✔	The Committee Chairman conducted discussions with five of the Company’s largest stockholders (accounting for approximately 12% of the Company’s outstanding shares) in the first quarter of 2018 to discuss the Company’s executive compensation program as part of its shareholder outreach program.
✔	Additionally, all of the Company’s stockholders were given the opportunity to participate in a virtual stockholder forum on compensation matters prior to last year’s annual meeting of stockholders and will be given that opportunity again this year before the Meeting to ask questions of the Committee’s chairperson and provide feedback on the Company’s executive compensation program.

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Executive Compensation Program

The Committee is comprised solely of independent directors committed to applying sound governance practices to compensation decisions. The Committee considers a variety of reports and analyses, such as market survey data, compensation tally sheets and compensation data of peer companies, when making decisions regarding target compensation opportunities and the delivery of awards to the Company’s executives, including the Named Executive Officers.

The Committee has the sole authority to hire and dismiss the outside compensation consultants to the Committee. For 2017, the Committee retained Pay Governance LLC (“Pay Governance”), an independent, outside consultant, to support it in determining the compensation of the Company’s executive officers. Pay Governance was not given a narrow list of instructions, but rather was engaged to provide the Committee with any and all information and advice that might assist the Committee in performing its duties and analyzing executive pay packages. In accordance with the Guidelines, the Committee’s compensation consultant did not provide the Company with any other services.

Pay Governance performed a comprehensive analysis of the compensation practices of the Benchmark Companies and provided the Committee with compensation data, including updates regarding trends in executive compensation that the Committee utilized in making its decisions. The comprehensive analysis performed by Pay Governance indicated that the Committee’s mix of target total compensation is in line with typical market practice. In addition, in 2017, the target total cash, target long-term incentives and target total compensation provided to the Company’s executives, in the aggregate, were within the range of competitive market practice.

Compensation Objectives and Principles: The objectives of the Company’s executive compensation program are to: (i) attract and retain executives with the skills critical to the long-term success of the Company; (ii) motivate and reward individual and team performance in attaining business objectives and maximizing stockholder value; and (iii) link a significant portion of compensation to achieving performance goals and appreciation in the total stockholder return of the Company, so as to align the interests of the executives with those of the stockholders.

The Committee believes that its objectives of pay for performance and retention should be balanced and appropriately competitive with the Company’s peers and competitors, so that successful, high-achieving executives will remain motivated and committed to the Company during all phases of the business cycle. The Committee also believes that generally more than half of an executive’s total compensation opportunity should be aligned with the performance of the Company. As executives progress to higher levels in the Company they have a greater ability to affect the Company’s results and should have an increasing proportion of their pay linked to Company performance and stockholder returns. Annual and long-term incentive compensation opportunities should provide the appropriate focus on short- and long-term individual and corporate strategic business results. Long-term stock-based compensation opportunities should represent a larger proportion of total compensation for Named Executive Officers than short-term cash-based opportunities. Difficult but achievable annual objectives should be compatible with sustainable long-term performance. The allocation in compensation between short- and long-term compensation is generally based on employment market conditions with an emphasis on attraction and retention, as well as attempting to motivate executive officers to achieve excellent results.

Stockholder engagement: Engagement with its stockholders is a key component of the Company’s corporate governance and the Committee believes stockholder engagement is of vital importance in the area of executive compensation as well. The Committee seeks and is open to input from its stockholders regarding the Company’s executive compensation program.

The Committee also believes it is important for all stockholders to have the ability to voice their comments or concerns on the Company’s executive compensation practices. Accordingly, in 2017 (as in prior years) the Company again held a stockholder forum (live and via the Internet) on compensation matters prior to last year’s annual meeting of stockholders giving all stockholders the ability to ask questions of the Committee’s chairperson and provide feedback on the Company’s executive compensation program. The Committee plans to hold a similar compensation forum immediately prior to the Meeting in a further effort to engage with its stockholders on compensation matters. See page 1 of this Proxy Statement for more information on the Compensation Forum.

The Committee took note of the continued strong stockholder support in recent years reflected in the advisory vote on the compensation of the Company’s Named Executive Officers (approximately 95% or more voted in favor in each of the last three years). However, the Committee still believed it was important to continue to engage with stockholders on compensation matters. Consequently, the Committee Chairman met with five of the Company’s largest stockholders (accounting for approximately 12% of the Company’s outstanding shares) in the first quarter of 2018 to discuss the Company’s executive compensation program. Based on these discussions, the Company learned that its stockholders continue to generally approve of the Company’s overall executive compensation program and generally understand the

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performance oriented nature of the Company’s executive compensation program. The stockholders were very appreciative of the Company’s outreach and also offered comments and suggestions about some of the elements of and performance metrics used in the Company’s executive compensation program. The Committee has taken this feedback into consideration in its ongoing efforts to improve the Company’s executive compensation program and the quality of its compensation disclosures.

Executive Compensation Practices

Peer Group: The Committee designs the Company’s total compensation program to be motivational and competitive with the programs of other corporations. The corporations included in the Company’s peer group have been selected based on criteria such as:

•	having comparable revenues, assets and market capitalization as the Company;
•	being from a similar industry with which the Company competes for executives;
•	being a manufacturing corporation that may not be in the same industry as the Company but that provides similar returns to their stockholders (collectively, the “Benchmark Companies”).

In keeping with current best practices, an annual review of the Company’s peer group was conducted and the Committee analyzed the composition of the Benchmark Companies. In conducting its annual review in 2017, the Committee determined that six of the Benchmark Companies had revenues that were meaningfully above two and a half times the Company’s revenue, one of the Benchmark Companies had revenue that was meaningfully below one-half of the Company’s revenue and two of the Benchmark Companies were acquired in 2016/2017. As a result of this analysis and other analytics conducted by the Committee’s consultant, merger and acquisition activity and the Committee’s overall assessment of the Benchmark Companies, the Committee decided to remove Cameron International Corporation, Cummins Inc., FMC Technologies, Inc., Illinois Tool Works Inc., Ingersoll-Rand Plc, Paccar Inc., Parker-Hannifin Corporation, SPX Corporation, Textron Inc. and Joy Global Inc. These companies were replaced with Dana Incorporated, Westinghouse Air Brake Technologies Corporation, Tenneco Inc., United Rentals, Inc. and American Axle & Manufacturing Holdings, Inc..

The companies currently comprising the Benchmark Companies are:

Peer Group
AGCO Corporation American Axle & Manufacturing Holdings, Inc. Carlisle Companies Inc. Crane Company Dana Incorporated	Dover Corporation Flowserve Corporation Hubbell Inc. Lennox International Inc. The Manitowoc Company, Inc. Meritor Inc.	Navistar International Corporation Oshkosh Corporation Pentair Ltd. Rockwell Automation, Inc. Roper Technologies Inc.	Tenneco Inc. Timken Company Trinity Industries Inc. United Rentals, Inc. Westinghouse Air Brake Technologies Corporation

Compensation Recoupment Policy: The Board and Committee included a “clawback” provision in the Terex Corporation Amended and Restated 2009 Omnibus Incentive Plan (the “Omnibus Plan”) that allows the Company to recover all or a portion of any incentive award granted or paid to an executive in the event the award is affected by a restatement of the Company’s financial results caused by errors, omissions or fraud. This policy is in addition to the requirements of Sarbanes-Oxley.

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Stock Ownership Guidelines: The Company has stock ownership guidelines to encourage acquisition and retention of the Company’s common stock and to foster an ownership culture, thereby aligning the executives’ interests with the long-term interests of the Company’s stockholders. These ownership guidelines are based on a multiple of each executive’s base salary. Shares that count toward meeting the ownership guideline include shares held outright by the executive, unvested time-based restricted stock or stock units, unvested performance-based stock where performance has been achieved and any shares acquired through a Company benefit plan. Unearned performance-based shares/units are not counted toward meeting the ownership guideline. The following table shows the Named Executive Officers’ ownership levels and their achievement of the relevant target levels as of December 31, 2017:

Named Executive Officer	Total Stock Ownership ($)	Annual Salary ($)	Total Stock Ownership versus Annual Salary (#)	Target Ownership Level Guideline (# times base salary)
John L. Garrison	$16.2 million	$900,000	18.0 times	6.0 times
John D. Sheehan	$4.2 million	$650,000	6.4 times	3.0 times
Steve Filipov	$5.0 million	$580,253	8.6 times	2.5 times
Eric I Cohen	$6.9 million	$568,283	12.1 times	2.0 times
Matthew Fearon	$3.7 million	$510,000	7.2 times	2.5 times

Internal Pay Equity: As is the case with many companies, the Company relied in 2017 more heavily on the management and leadership skills of its CEO than its other Named Executive Officers. The Company relies on the management and leadership skills of its other Named Executive Officers, but not to the same extent that it relies on its CEO. As a result, its CEO received a significantly greater amount of compensation than the other Named Executive Officers.

Deductibility of Executive Compensation: Section 162(m) of the Internal Revenue Code as amended (the “Code”), limits to $1 million the U.S. federal income tax deductibility of compensation paid in one year to a company’s CEO and certain of its other executive officers. Prior to the enactment of the new U.S. tax law (the “Tax Cuts and Jobs Act”) in December 2017, certain types of compensation above $1 million were deductible if the requirements of Section 162(m) of the Internal Revenue Code with respect to performance-based compensation were satisfied.

In order to reduce or eliminate the amount of compensation that would not qualify for a tax deduction should the compensation of the CEO or any other executive officer exceed $1 million in any year, the Omnibus Plan was submitted to and previously approved by the Company’s stockholders, so that amounts earned thereunder by certain employees are intended to qualify as performance-based. Although the Committee attempts to establish and maintain compensation programs that optimize the tax deductibility of compensation, the Committee retains discretion to authorize payment of compensation that may not be fully tax deductible when it believes such payouts would be in the best interest of the Company.

As was the case prior to the enactment of the Tax Cuts and Jobs Act, the Committee will continue to monitor issues concerning the deductibility of executive compensation. Since corporate objectives may not always be consistent with the requirements for tax deductibility, the Committee is prepared, when it deems appropriate, to enter into compensation arrangements under which payments will not be deductible under Section 162(m) of the Internal Revenue Code. Thus, deductibility will be one of many factors considered by the Committee in ascertaining appropriate levels or modes of compensation.

Executive Compensation Components

The executive compensation program has three principal components: short-term compensation (base salary and annual incentive), long-term incentive compensation and post-employment compensation, each of which is described below.

While the components of compensation are considered separately, the Committee takes into account the full compensation package afforded by the Company to the individual executive.

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Short-Term Compensation

Base Salary: Base salary is determined by evaluating the responsibilities of the position held, the individual’s past experience in his/her current position, current performance, future potential and the competitive marketplace for executive talent. The Company’s objective is to provide its executive officers with competitive base salaries that are, on average, at the median of the Benchmark Companies. Base salaries are reviewed annually to ensure that strong performance is reflected in any increase in an executive’s base salary level. The Committee determined that no executive officer would receive a base salary increase in 2017 in an effort to keep costs down for the Company. The following were the annual base salary levels for the Named Executive Officers in 2017.

Named Executive Officer	Base Salary in 2017
John L. Garrison	$900,000
John D. Sheehan	$650,000
Steve Filipov	$580,253
Eric I Cohen	$568,283
Matthew Fearon	$510,000

The Committee believes that the base salary ranges in 2017 for the Company’s Named Executive Officers (as defined below) were, in the aggregate, slightly below the 50th percentile of the Benchmark Companies. In part, this is a reflection of the short tenure of Mr. Garrison as CEO of the Company. Mr. Garrison’s approximately two year tenure as CEO of the Company is below the average tenure of a CEO and is a principal reason for Mr. Garrison’s base salary being below the 50th percentile of the Benchmark Companies.

Annual Incentive Program: In addition to base salary, each executive officer is eligible for an annual incentive award under the Omnibus Plan, which was adopted by the Board and approved by the stockholders of Terex in 2009 and 2013. The Committee’s objective is to provide the Company’s executive officers with an annual incentive opportunity that is competitive with annual incentive target percentage ranges for the Benchmark Companies. The goal of the management annual incentive program is to provide annual incentive opportunity and reward executives when their actions drive the overall performance of the Company. While there is downside risk to the executive in having a performance component that can result in no award, there is also an upside opportunity if the Company and the individual both perform well. This meets the Committee’s objective that superior performance that adds value to the Company and its stockholders should be rewarded and performance that does not meet expectations should have adverse consequences. For 2017, the Committee, in its sole discretion, could decrease or eliminate the payment of an annual incentive award to any Covered Employee (as defined in Section 162(m) of the Code) under certain extraordinary events in accordance with the annual incentive program.

Annual incentive payouts are based upon the Company’s performance and the executive’s individual performance, both measured against previously determined targets. The individual targets include both financial and non-financial metrics, and contain individual and Company performance measures. Mr. Garrison’s annual incentive target for 2017 was 120% of his base salary. The annual incentive targets of the other executive officers generally range from 60% - 75% of their base salary.

The Committee believes that annual incentive target percentage ranges for the Company’s executive officers for 2017 approximate the 50th percentile of annual incentive target percentage ranges for the Benchmark Companies. As the Company’s performance was significantly above the expectations of the Committee entering 2017, annual incentive payouts, in the aggregate, were approximately 165% of the target annual incentive amounts. Due to the Company’s financial performance in 2017, the actual 2017 annual incentive payouts for each of the Named Executive Officers were above the annual incentive target percentage ranges for the Benchmark Companies. The Committee believes this is consistent with its philosophy of paying for superior performance.

In 2017, 80% of the annual incentive target for each of the Named Executive Officers was based upon financial targets determined at the overall Terex level and the other 20% was based on individual performance metrics. As in prior periods, the Committee determined that no annual incentives would be paid if the Company did not have positive net income in 2017, on an adjusted basis, so that an executive would not have received any annual incentive for achievement of individual performance targets in 2017 even if he exceeded his individual performance targets.

Named Executive Officer (Other than CEO) Annual Incentive Targets:

Quantitative Targets: As the Company had employed various performance metrics over the past few years, the Committee, with the assistance of its compensation consultant, conducted a review of the metrics used by the Company, the Benchmark Companies and other manufacturing companies, as well as the number of metrics used by such other companies. The

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Committee determined that using two performance metrics was most prevalent among both the Benchmark Companies and other manufacturing companies. It was determined that net working capital (“NWC”) and operating earnings of the Company would be the two financial metrics for the Company’s 2017 annual incentive program as they both aligned with the Company’s business strategy and goals for 2017.

The Committee increased the weighting of operating earnings in 2017 from 2016 as the Company was focused on driving operating earnings in 2017, which is why 75% of the quantitative portion of the annual incentive program was based on operating earnings. Operating earnings is calculated as net sales less cost of sales, less selling and general administrative expenses and excluding certain unusual and non-recurring items.

It was also important to the Committee that the Company focus on its working capital, which is why 25% of the quantitative portion of the annual incentive program was based on NWC. NWC is accounts receivable plus inventory, less accounts payable and customer advances. The NWC amount was calculated on a quarterly basis and performance was measured based on how the Company performed against its annual operating plan targets.

For 2017, the quarterly targeted NWC amounts are set forth below and the targeted operating earnings was $172 million, which amounts were based upon the 2017 operating plan of the Company, approved by the Board in December 2016. The following tables indicate the correlation between the Company’s NWC, the Company’s operating earnings performance and the payout percentage of the quantitative portion of the annual incentive target:

25%				75%
NWC Achievement ($ millions)
Q1	Q2	Q3	Q4	NWC Payout Matrix %*	Operating Earnings Achievement ($ millions)	Operating Earnings Payout Matrix%*
$1,358	$1,313	$1,221	$1,154	0%	Less than $120	0%
$1,319	$1,268	$1,181	$1,120	25%	$120	25%
$1,279	$1,223	$1,141	$1,085	50%	$138	50%
$1,240	$1,179	$1,101	$1,051	75%	$155	75%
$1,201	$1,134	$1,061	$1,016	100%	$172	100%
$1,161	$1,089	$1,022	$982	125%	$189	150%
$1,122	$1,045	$982	$947	150%	$206 or more	200%
$1,083	$1,000	$942	$913	175%
$1,043	$955	$902	$878	200%
*	Results between the thresholds will be interpolated.

Qualitative Targets: Individual performance for each of the executive officers can include all or any combination of segment performance, business unit performance, personal goals, as well as other financial and non-financial measurements and milestones. The CEO is responsible for determining individual performance measurements for each of his direct reports. The individual performance calculation for the executive officers, other than the CEO, is done on a holistic basis in evaluating the achievement of such goals rather than based upon a rigid formula. The difficulty in achieving the targeted goals depends on a variety of factors, some of which are in the executive’s control and some of which are not. These targets are established annually based on the Company’s operating plan for the coming year and in conjunction with the executive’s annual review by the CEO. If the Company achieves its operating plan objectives for the year, the Committee believes the goals are attainable. Unlike the quantitative targets, the maximum payout percentage for qualitative targets is 100%, although the CEO and the Committee retain discretion to pay up to 120% on a case by case basis for extraordinary performance. This is done in an effort to increase the alignment of the executives’ interests and the Company’s stockholders.

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The Company’s NWC for 2017, calculated in accordance with the Company’s annual incentive plan, was $973 million, $1,040 million, $1,034 million and $925 million in the first, second, third and fourth quarters of 2017, respectively, which resulted in a payout of 159% of this metric. The Company’s operating earnings, as adjusted for certain unusual and non-recurring items and calculated in accordance with the Company’s annual incentive plan, for 2017 was $202 million, which resulted in a payout of 188% of this quantitative metric. The following table shows the total 2017 annual incentive payout under the Omnibus Plan, and details the annual incentive amount that was earned for the quantitative and qualitative portions of the 2017 annual incentive award for each of the Named Executive Officers other than the CEO.

Name	Amount for Achievement of NWC	Amount for Achievement of Operating Earnings	Amount for Achievement of Qualitative Targets	Total Annual Incentive Amount
John D. Sheehan	$132,515	$470,051	$83,342	$685,908
Steve Filipov	$138,390	$490,894	$87,038	$716,322
Eric I Cohen	$135,536	$480,767	$85,242	$701,545
Matthew Fearon	$121,635	$431,460	$76,500	$629,595

Mr. Garrison Annual Incentive Targets:

Quantitative Targets: Consistent with the other Named Executive Officers, the 2017 quantitative financial performance measure was NWC as a percentage of net sales and operating earnings for Mr. Garrison and represented 80% of his annual incentive target.

Qualitative Targets: The following table provides a detailed listing of the qualitative performance measures that were considered by the Committee and their percentage weighting:

Performance Measure	Weighting of the Qualitative Target (%)	Goals
Safety	15%
Achieve significant improvement in a high performance, zero harm safety culture. Complete mile marker 2 on the top three business specific serious injury and fatality roadmaps. Reduce the Company’s total recordable incident rate by 15% to 3.05 and the Company’s lost time rate by 16% to 0.67.

Focus	25%	Successfully close the sale of the MHPS, Compact Construction UK and Compact Construction India businesses.
Simplify	30%
Reduce general and administrative costs across the Company by $30 million. Implement the footprint rationalization plan. Develop a plan to improve the overall performance of the finance team and develop an integrated strategic plan for the Company’s IT resources and systems.

Execute to Win	30%
Continue to improve the performance management and talent development review process, focusing on talent assessment and development for key direct reports to the executive leadership team and an early career talent program. Establish a transformation program management office and program management tool. Execute the strategic sourcing, commercial excellence and life cycle solutions initiatives.

The following tables detail the quantitative and qualitative portions of Mr. Garrison’s 2017 bonus amount:

Quantitative Annual Incentive Goal	Quantitative Annual Incentive Target Amount	Amount for Achievement of Quantitative Targets
NWC	$216,000	$343,440
Operating Earnings	$648,000	$1,218,240
Total	$864,000	$1,561,680

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Qualitative Annual Incentive Goal	Qualitative Annual Incentive Target Amount	Amount for Achievement of Qualitative Targets
Safety	$32,400	$16,200
Focus	$54,000	$62,100
Simplify	$64,800	$72,900
Execute to Win	$64,800	$64,800
Total	$216,000	$216,000

Benefits and Perquisites: The Company previously eliminated substantially all perquisites that applied to its executive officers other than benefits which are also provided generally to all other U.S.-based salaried employees, such as Company-paid life insurance and matching contributions in the Company’s 401(k) Plan and Employee Stock Purchase Plan, medical, dental and vision plans, flexible spending accounts, long and short-term disability coverage and relocation reimbursements and payments. In addition, executive officers, as well as certain other middle management team members of the Company, may elect to defer compensation and receive matching contributions in one of the Company’s deferred compensation plans.

Generally, perquisites granted to executive officers are allocated to their income and they are required to pay income taxes on such perquisites. The Company does not provide a tax gross up on executive perquisites except as they relate to certain relocation benefits or expatriate assignments. In 2017, the Company provided a tax gross up to Mr. Filipov related to expatriate benefits relating to his assignment in Switzerland and to Mr. Sheehan in connection with his relocation to Connecticut. The Company also provides these types of expatriate benefits and tax gross ups to many middle management team members, as an inducement for team members and new hires to relocate based on the business needs of the Company.

Long-Term Incentive Compensation

One of the primary components of the Company’s long-term incentive compensation is the granting of restricted stock and/or cash awards to executive officers, including awards which have a performance-based component. Stock awards have the dual objective of helping to build stockholder value while also serving to retain and motivate the Company’s senior leadership. Long-term incentive compensation is designed to provide wealth creation for executives if stockholder value is created.

The Company’s objective is to provide its executive officers with long-term incentive awards that are generally above the median of the award level at the Benchmark Companies. Long-term incentive awards may include cash and non-cash components. When determining the size of equity awards, the Committee also believes that there is merit in taking into account the amount of equity that an executive owns in the Company, and the Committee undertook an extensive review in 2017 of the equity ownership in the Company of each of the executives. However, the overriding factor in determining the size and amount of equity grants is ensuring that grants are motivational and measurable, while providing competitive equity grants that are determined based on grant date economic value. In 2017, the long-term incentive awards to the Named Executive Officers were, in the aggregate, above the median of the award level at the Benchmark Companies.

In 2017, the long-term compensation awards granted by the Company consisted of time based restricted stock awards and performance-based restricted stock awards. For each of the executive officers, other than Mr. Garrison, the allocation of the economic value assigned to the time and performance based components of the long-term incentive awards granted in 2017 were intended to each be approximately 50% of the total restricted stock award value. The long-term incentive award for Mr. Garrison was more heavily performance-based than that of the other executives because the Committee believes that he is the executive with the highest level of decision-making in the Company and, therefore, has the greatest potential impact on the Company’s overall performance. As a result, the Committee believes his compensation should be more heavily weighted to the Company’s overall performance than that of the other executive officers.

Long-Term Incentive Awards
Named Executive Officer	Performance-Based	Time-Based
John L. Garrison	65%	35%
John D. Sheehan	50%	50%
Steve Filipov	50%	50%
Eric I Cohen	50%	50%
Matthew Fearon	50%	50%

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2017 Long-Term Awards: The Company’s policy is to make grants of long-term incentive awards in the first quarter of each calendar year, shortly after the Company’s prior year’s results are finalized and both the results and earnings guidance for the coming year are released publicly.

Following that policy, in March 2017, the executive officers were granted long-term incentive awards. The grants for the executives contained both time-based awards and performance-based awards. Each time-based award will vest solely on the passage of time over a three-year period, with one-third of the time-based award vesting on March 2 of each of 2018, 2019 and 2020, to the extent the executive is still employed with the Company.

Mr. Sheehan received an initial new hire grant of time-based shares worth approximately $1.6 million in early 2017. This award was a deviation from the Company’s regular compensation program, due to his appointment as the new CFO of the Company. This was a one-time sign-on grant to induce him to join the Company and align the CFO with the long-term best interests of the Company and its stockholders. It is expected that future awards to Mr. Sheehan will have a significant performance-based component, similar to his 2017 annual grant, as the Committee believes it is important that his compensation be tied to the performance of the Company.

In previous years, the performance-based awards were generally split between total shareholder return (“TSR”) and another metric such as return on invested capital (“ROIC”) or earnings per share (“EPS”). However, due to the pending merger with Konecranes, the Committee determined to use TSR as the exclusive performance metric for 2016, as ROIC and EPS for Terex alone would be difficult to measure if the Konecranes merger occurred mid-year. For 2017, the Committee reverted back to both TSR and ROIC as the performance metrics for the performance-based awards as there was no longer a pending merger with Konecranes.

The Committee determined that ROIC was an appropriate performance measure for long-term incentive awards. ROIC is one of the primary measures to assess operational performance, as it measures how effectively the Company uses money invested in its operations, and the Committee believes this is a metric that is strongly aligned with longer-term performance and decision making. ROIC highlights the level of value creation when compared to the Company’s cost of capital. The after tax measurement of ROIC is important because the Committee believes tax planning and management are important components of the Company’s overall performance.

Each long-term incentive award included two performance-based awards. The first performance-based award (the “ROIC Award”) is generally contingent upon the Company achieving a targeted ROIC in each of 2017, 2018 and 2019 (the “ROIC

Target”). For each of 2017, 2018 and/or 2019, the proportionate target amount will be received if the Company achieves its ROIC Target for such year, with the amount subject to increase or decrease for attainment above or below the ROIC Target for such year. The ROIC Target for 2017 was 6.0%. As a result of the Company’s performance, the executives earned 171% of the 2017 portion of the performance-based award. The ROIC Targets for 2018 and 2019 will be based upon the operating plan approved by the Board for the applicable year. The executive will receive 100% of the ROIC Award for a particular year if the Company achieves the ROIC Target for such year. For performance that fails to meet the ROIC Target, less than 100% of the ROIC Award will be received, with the actual payment amount corresponding directly with the level of achievement under the target (e.g., 90% achievement would result in a 75% payment, 80% achievement would result in a 50% payment, 70% achievement would result in a 25% payment and less than 70% achievement would result in no payment). Alternatively, for performance that exceeds the ROIC Target, greater than 100% of the ROIC Shares will be received, with the actual payment amount corresponding directly with the level of achievement in excess of the target (e.g., 110% achievement would result in a 125% payment, 120% achievement would result in a 150% payment, 140% achievement would result in 200% achievement and greater than 140% achievement is capped at a payment of 200%). The Committee, together with its independent consultant, did a thorough review of the long-term incentive awards granted by the Benchmark Companies. The Committee believes the Company’s performance award payout structure supports the cyclical nature of our industry and closely aligns with the threshold levels of the Benchmark Companies as it is important for the performance range to be sufficiently wide enough to reflect reasonable probability of achievement and to pay out lower amounts for lower levels of achievement.

The second performance-based award (the “TSR Award”) is contingent upon the Company achieving a percentile rank of 50th (the “TSR Target”) against the Benchmark Companies for three year annualized total stockholder return (“TSR”) for the period January 1, 2017 through December 31, 2019. TSR combines share price appreciation and dividends paid to measure the total return to shareholders. TSR is calculated by adding the change in a company’s stock price during a specified time period to any dividends paid by such company during the time period and dividing that sum by the stock price of such company at the beginning of the period. The executive will receive 100% of the TSR Shares if the Company achieves the TSR Target for each of the measurement periods. For attainment at or above the 80th percentile, the amount of shares to be received will be capped at 200% of the TSR Shares. If attainment is at the 30th percentile, the amount of shares to be received will be 25% of the TSR Shares. For performance below the 30th percentile, no shares will be

2018 PROXY STATEMENT

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received. For each percentile increase or decrease in attainment above or below the TSR Target, the amount of shares to be received will increase or decrease in a straight line between the above stated performance levels. The Committee, together with its independent consultant, did a thorough review of the TSR awards granted by the Benchmark Companies. The Committee believes the Company’s performance award payout structure for the TSR awards supports the cyclical nature of our industry and closely aligns with the threshold, target and maximum levels of the Benchmark Companies as it is important for the performance range to be sufficiently wide enough to reflect reasonable probability of achievement and to pay out lower amounts for lower levels of achievement.

The Committee believes that the three year period for these awards and these performance metrics helps motivate long-term decision making and better aligns the interests of the executives and the Company’s stockholders. No shares earned prior to the end of the three-year period are paid out until after the end of the three-year period.

Post-Employment Compensation

Retirement Plans and Life Insurance: The Company offers a variety of mechanisms for its executive officers to plan for their retirement. These plans are offered to attract and retain executive officers by offering them benefits similar to those offered by the Benchmark Companies. The retirement plans offered by the Company to its executive officers generally include a 401(k) plan, which is also offered to most of the Company’s U.S. based employees, a deferred compensation plan, an ERISA excess plan, a defined benefit supplemental executive retirement plan (“DB SERP”) and a defined contribution supplemental executive retirement plan (“DC SERP”, and together with the DB SERP, the “SERPs”). The DB SERP is closed to new participants. A senior executive participating in the DB SERP is not eligible to participate in the DC SERP. The SERP benefit for Mr. Bradley shall be funded in an irrevocable rabbi trust. See “Pension Benefits” for a description of the SERPs and “Nonqualified Deferred Compensation” for a description of the Company’s deferred compensation plan.

In addition, each executive officer receives a life insurance benefit that provides his or her family with a core level of security in case of the premature death of the executive officer. The Company provides each executive officer with a group life insurance benefit that is approximately two times his or her base salary, up to a maximum of $900,000.

Termination of Employment and Change in Control Arrangements: Each of the Named Executive Officers is a party to a Change in Control and Severance Agreement with the Company (collectively, the “Executive Agreements”). The Company does not have any agreements that contain excise tax gross ups.

The Executive agreements provide the executive officers with a core level of assurance that their actions on behalf of the Company and its stockholders can proceed without the potential distraction of short-term issues that may affect the Company (e.g., merger, buyout, etc.) and helps ensure that they continue to act in the best interests of the Company. In addition, these agreements contain measures that protect the Company as well, such as confidentiality, non-compete and non-solicitation provisions. The key terms of these agreements are generally customary provisions for agreements of this type and are described below in “Potential Payments Upon Termination or Change in Control.”

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COMPENSATION

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

OREN G. SHAFFER
MATTHEW P. HEPLER
RAIMUND KLINKNER
DAVID C. WANG
SCOTT W. WINE

2018 PROXY STATEMENT

COMPENSATION

Executive Officers

The following table sets forth, as of March 25, 2018, the respective names and ages of the Company’s executive officers, indicating all positions and offices held by each such person. Each officer is elected by the Board to hold office for one year or until his or her successor is duly elected and qualified.

NAME	AGE	POSITIONS AND OFFICES WITH COMPANY
John L. Garrison, Jr.	57	President, Chief Executive Officer and Director
John D. Sheehan	57	Senior Vice President and Chief Financial Officer
Eric I Cohen	59	Senior Vice President, Secretary and General Counsel
Brian J. Henry	59	Senior Vice President, Business Development and Investor Relations
Kevin A. Barr	58	Senior Vice President, Human Resources
Matthew Fearon	56	President, Terex Aerial Work Platforms
Stoyan (Steve) Filipov	49	President, Terex Cranes
Kieran Hegarty	51	President, Terex Materials Processing

For information regarding Mr. Garrison, refer to the section above titled “Election of Directors.”

John D. Sheehan became Senior Vice President and Chief Financial Officer on February 27, 2017. Prior to joining the Company, Mr. Sheehan most recently served as Executive Vice President and Chief Financial Officer of Mylan, Inc., a global pharmaceutical company, from 2010 through April 1, 2016. Prior to joining Mylan, Mr. Sheehan worked in a variety of financial positions at Delphi Corporation, a global supplier to the auto industry. During his last two years at Delphi he served as Chief Financial Officer. Additionally, Mr. Sheehan’s experience includes 20 years with KPMG LLP where he was an Audit Engagement Partner, including an assignment in Germany.

Eric I Cohen became Senior Vice President, Secretary and General Counsel of the Company on January 1, 1998. Prior to joining the Company, Mr. Cohen was a partner with the New York City law firm of Robinson Silverman Pearce Aronsohn & Berman LLP (which firm has since merged with Bryan Cave LLP) since January 1992 and was an associate attorney with that firm from 1983 to 1992.

Brian J. Henry was appointed Senior Vice President, Finance and Business Development on October 18, 2002. Mr. Henry also became responsible for investor relations in August 2016. Mr. Henry previously held the positions of Vice President, Finance and Business Development, Vice President-Finance and Treasurer, and Vice President-Corporate Development and Acquisitions. Mr. Henry also served as the Company’s Director of Investor Relations. Mr. Henry has been employed by the Company since 1993. From 1990 to 1993, Mr. Henry was employed by KCS Industries, L.P. and its predecessor, KCS Industries, Inc., an entity that until December 31, 1993, provided administrative, financial, marketing, technical, real estate and legal services to the Company and its subsidiaries.

Kevin A. Barr became the Chief Human Resources Officer for the Company on September 25, 2000 and has held the title Senior Vice President, Human Resources of the Company since January 3, 2006. Prior to joining the Company, Mr. Barr served as the Chief Human Resources Officer at DBT Online since 1998. From 1995 to 1998, Mr. Barr was at Nabisco, Inc. as Vice President-Human Resources, Asia/Pacific. Prior to that, Mr. Barr served as Vice President-Human Resources, Asia/Pacific and Latin America with Dun and Bradstreet Corporation from 1990 to 1995, and in various human resources executive positions at Chase Manhattan Bank, N.A. from 1981 to 1990.

Matthew Fearon was named President, Terex Aerial Work Platforms (AWP) on January 14, 2013. Mr. Fearon also has responsibility for the Company’s operations in Latin America and China. Previously, Mr. Fearon had been serving as Vice President and General Manager of the AWP Americas business since October 2010. Prior to that, Mr. Fearon was Managing Director of AWP Europe since March 2007. Mr. Fearon joined Genie Industries, Inc. in 1995, which was acquired by Terex in 2002 and Mr. Fearon has held a number of operating positions of increasing responsibility since 1995.

Stoyan (Steve) Filipov was named President, Terex Cranes on October 25, 2016 and was President, Terex Material Handling & Port Solutions from January 14, 2013 until the sale of the Material Handling & Port Solutions business to Konecranes Plc on January 4, 2017. Previously, Mr. Filipov had been serving as President, Developing Markets and Strategic Accounts since January 16, 2008. Prior to that, Mr. Filipov had been serving as President, Terex Cranes since January 1, 2004. At that time, Mr. Filipov had been serving as President of the international operations for Terex Cranes since July 1, 2002. Prior to that, Mr. Filipov held various other positions with a number of the Company’s international businesses. Mr. Filipov started with the Company on September 1, 1995 as Export Manager for one of the Company’s crane operations in France.

Kieran Hegarty was named President, Terex Materials Processing in March 2010. Prior to that, Mr. Hegarty had been serving as Vice President, Terex Materials Processing since January 2006. Previously, he held various general management positions within the Powerscreen group of companies since 1992.

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COMPENSATION

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The Summary Compensation Table below shows the compensation for the three previous fiscal years, as applicable, of the Company’s Chief Executive Officer, Chief Financial Officer, former Chief Financial Officer and the Company’s three other highest paid executive officers who had 2017 total qualifying compensation in excess of $100,000 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualifed Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
John L. Garrison	2017	$900,000	$900,000	$7,334,348	0	$1,777,680	$107	$294,347	$11,206,482
President and	2016	$882,692	0	$8,153,981	0	$392,256	0	$541,119	$9,970,048
Chief Executive Officer	2015	$138,462	$500,000	0	0	0	0	$112,627	$751,089
John D. Sheehan	2017	$530,000	0	$3,558,138	0	$685,908	0	$411,661	$5,185,707
Senior Vice President
and Chief Financial Officer
Kevin P. Bradley	2017	$133,754	0	0	0	0	0	$1,239,340	$1,373,094
Former Senior Vice President	2016	$568,454	0	$1,477,427	0	$157,883	$284,785	$30,644	$2,519,193
and Chief Financial Officer	2015	$579,600	0	$1,539,848	0	$232,999	$220,299	$34,631	$2,607,377
Steve Filipov	2017	$580,253	$580,253	$1,347,764	0	$716,322	$214,986	$199,485	$3,639,063
President, Terex Cranes	2016	$566,075	0	$1,250,131	0	$157,290	$247,820	$102,950	$2,324,266
	2015	$568,875	0	$1,016,603	0	$228,688	$533,033	$106,980	$2,454,179
Eric I Cohen	2017	$568,283	$568,283	$1,321,846	0	$701,545	$191,552	$67,221	$3,418,730
Senior Vice President,	2016	$563,890	0	$1,306,955	0	$153,679	$398,018	$50,493	$2,473,035
Secretary and General Counsel	2015	$551,731	$192,000	$965,773	0	$221,796	$99,905	$51,809	$2,083,014
Matthew Fearon	2017	$510,000	$510,000	$1,140,416	0	$629,595	$655	$125,968	$2,916,634
President, Terex Aerial	2016	$510,000	0	$1,136,482	0	$138,924	$2,858	$109,882	$1,898,146
Work Platforms
(1)	The 2017 amounts for Messrs. Garrison, Cohen, Filipov and Fearon reflect retention bonuses granted in the first quarter of 2016 in response to the uncertainties of the original Konecranes merger of equals transaction and the Zoomlion unsolicited all cash offer. These bonuses were paid in the fourth quarter of 2017.
(2)	See Note Q – “Stockholders’ Equity” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for a detailed description of the assumptions that the Company used in determining the dollar amounts recognized for financial statement reporting purposes of its stock awards.
(3)	The amounts listed in the Stock Awards column are the aggregate grant date fair value amounts computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The amounts listed in the Stock Awards column include awards that are subject to performance conditions. For the 2017 awards, if the maximum performance is achieved, the stock award amounts for Messrs. Garrison, Sheehan, Cohen, Filipov and Fearon would be $12,218,697, $4,604,784, $2,006,191, $2,045,528 and $1,730,831, respectively.
(4)	The 2017, 2016 and 2015 amounts for Messrs. Cohen and Filipov (2017 and 2016 amounts for Messrs. Garrison and Fearon, 2016 and 2015 amounts for Mr. Bradley and 2017 amount for Mr. Sheehan), as applicable, reflect annual incentive awards earned during fiscal years 2017, 2016 and 2015, respectively, under the Omnibus Plan.
(5)	The amount in this column for Messrs. Cohen and Filipov reflects the actuarial increase in the present value of their benefits under all defined benefit pension plans. The present value of the benefits under all defined benefit pension plans for Mr. Bradley for 2017 was $(493,843) and is reflected as $0 in accordance with SEC rules. The amount in this column for Mr. Bradley for 2016 and 2015 reflects the actuarial increase in the present value of their benefits under all defined benefit pension plans. No Named Executive Officer received preferential or above-market earnings on deferred compensation in 2017, except for Messrs. Garrison and Fearon who received $107 and $655, respectively, in earnings that were above-market or preferential.

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COMPENSATION

(6)	As part of its competitive compensation program, the Company in 2017 provided its Named Executive Officers with certain perquisites and other personal benefits. The amounts listed below are the aggregate incremental cost of the benefits and perquisites paid by the Company. The aggregate incremental cost to the Company is computed as the actual out-of-pocket cost to the Company of supplying such perquisite. For example, the amount listed under the Company Paid Life Insurance column is the amount that the Company paid to a third party as a result of providing the life insurance to the Named Executive Officer. As part of their compensation, each of the Named Executive Officers in 2017 received the benefits and perquisites listed in the table below:
Name	Disability Premiums	401(k) Matching Contributions	Employee Stock Purchase Plan Company Contributions	Company Paid Life Insurance	Dividends on Stock Awards*	Other**	Total
John L. Garrison	$1,073	$13,500	0	$2,333	$111,869	$165,572	$294,347
John D. Sheehan	$1,073	$13,500	0	$2,333	$26,343	$368,412	$411,661
Kevin P. Bradley	$268	$13,500	$450	$583	$6,092	$1,218,447	$1,239,340
Steve Filipov	$1,073	$13,500	0	$2,333	$27,291	$155,288	$199,485
Eric I Cohen	$1,073	$13,500	0	$2,333	$27,237	$23,078	$67,221
Matthew Fearon	$1,073	$13,500	0	$2,333	$25,224	$83,838	$125,968
*	Dividends are only received on time-based restricted stock awards and on performance-based stock only to the extent that awards have been earned.
**	The amount shown for Mr. Garrison consists of (i) $129,226 for the Company’s contribution to the DC SERP and (ii) $36,346 for matching contribution to the Company’s ERISA Excess Plan; the amount shown for Mr. Sheehan consists of (i) $345,762 related to his relocation to Westport, of which $141,353 is for the reimbursement of taxes (these are one-time costs that will not recur), (ii) $22,500 for matching contributions to the Company’s Deferred Compensation Plan (iii) $150 for a wellness award; the amount shown for Mr. Bradley are severance related payments; the amount shown for Mr. Cohen consists of (i) $22,598 for matching contribution to the Company’s ERISA Excess Plan and (ii) $480 for a wellness award; the amount shown for Mr. Filipov consists of (i) $80,288 related to his relocation to Switzerland, of which $15,047 is for the reimbursement of taxes and (ii) $75,000 for the reimbursement of Mr. Filipov’s children’s education; the amount shown for Mr. Fearon consists of (i) $64,892 for the Company’s contribution to the DC SERP and (ii) $18,946 for matching contribution to the Company’s ERISA Excess Plan.

Grants of Plan-Based Awards

The following table sets forth information on grants of awards under the Company’s equity and non-equity incentive plans during 2017 to the Named Executive Officers. The amount of stock awards, option awards and non-equity incentive plan compensation recognized for financial reporting purposes by the Company for the Named Executive Officers during 2017 is also listed in the Summary Compensation Table.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John L. Garrison	3/2/2017							77,020			$2,450,000
	3/2/2017				17,880	71,518	143,036				$2,275,000
	3/2/2017				17,880	71,518	143,036				$2,609,348
	N/A	$8,100	$1,080,000	$1,987,200
John D. Sheehan	2/28/2017							51,216			$1,536,492
	3/2/2017							30,651			$975,000
	3/2/2017				3,831	15,325	30,650				$487,500
	3/2/2017				3,831	15,325	30,650				$559,146
	N/A	$20,836	$416,712	$766,750
Steve Filipov	3/2/2017							20,434			$650,000
	3/2/2017				2,554	10,217	20,434				$325,000
	3/2/2017				2,554	10,217	20,434				$372,764
	N/A	$21,760	$435,190	$800,750
Eric I Cohen	3/2/2017							20,041			$637,500
	3/2/2017				2,505	10,020	20,040				$318,750
	3/2/2017				2,505	10,020	20,040				$365,596
	N/A	$21,311	$426,212	$784,230
Matthew Fearon	3/2/2017							17,290			$550,000
	3/2/2017				2,161	8,645	17,290				$275,000
	3/2/2017				2,161	8,645	17,290				$315,416
	N/A	$19,125	$382,500	$703,800
(1)	The target award levels established for the annual incentive program are established annually in the first quarter and are expressed as a percentage of the Named Executive Officer’s base salary. See “Compensation Discussion and Analysis” under the heading “Annual Incentive Program” for a description of the annual incentive bonus program. The amounts reflected in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns represent the threshold,

2018 PROXY STATEMENT

COMPENSATION

target and maximum amounts for awards under the annual incentive bonus program that were paid in March 2018, based on performance in 2017. Thus, the amounts shown in the “threshold, target and maximum” columns reflect the range of potential payouts when the target award levels were established in the first quarter of 2017. The actual amounts paid pursuant to those awards are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)	The amounts reflected in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns represent the threshold, target and maximum amounts for performance share awards granted in 2017. The first performance share award is subject to the Company achieving certain ROIC targets and the second performance share award is subject to the Company achieving certain TSR targets. The performance share awards pay $0 for performance below threshold. These performance shares will vest in full in 2020 if the target performance criteria are satisfied. For a description of the process for determining target award levels and the terms of the performance share awards, please refer to “Compensation Discussion and Analysis” under the heading “Long-Term Incentive Compensation.” Upon the earliest to occur of certain changes in control of the Company or the death or disability of the recipient of the grant, any unvested portion of such performance shares shall vest immediately. Dividends, if any, are paid on earned performance shares at the same rate as paid to all stockholders.
(3)	The amounts in this column reflect the time-based restricted stock awards granted in 2017. For a description of the process for determining award levels and the terms of such awards, see “Compensation Discussion and Analysis” under the heading “Long-Term Incentive Compensation.” Upon the earliest to occur of certain changes in control of the Company or the death or disability of the recipient of the grant, any unvested portion of such restricted stock award shall vest immediately. Dividends, if any, are paid on restricted stock awards at the same rate as paid to all stockholders.
(4)	The grant date fair value of the equity awards granted in 2017 was calculated in accordance with ASC 718. For a description of the assumptions made in valuing the equity awards see Note Q – “Stockholders’ Equity” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes the amount of unexercised stock options, Restricted Stock that has not vested and equity incentive plan awards that have not yet vested for each of the Named Executive Officers as of December 31, 2017.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
John L. Garrison						41,488	(2)	$2,000,566
						51,642	(3)	$2,490,174
									71,331	(4)	$3,439,603
									35,372	(5)	$1,705,649
									35,372	(6)	$1,705,649
									35,372	(7)	$1,705,649
						77,659	(8)	$3,744,711
									23,839	(9)	$1,149,539
									23,839	(10)	$1,149,539
									23,839	(11)	$1,149,539
									17,880	(12)	$862,154
									17,880	(13)	$862,154
									17,880	(14)	$862,154
									17,880	(15	$862,154
John D. Sheehan						51,641	(16)	$2,490,146
						30,905	(8)	$1,490,242
									5,108	(9)	$246,330
									5,108	(10)	$246,330
									5,108	(11)	$246,330
									3,831	(12)	$184,747
									3,831	(13)	$184,747
									3,831	(14)	$184,747
									3,831	(15)	$184,747

2018 PROXY STATEMENT

COMPENSATION

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Kevin P. Bradley								5,693	(17)	$274,497
								5,693	(18)	$274,497
								7,590	(19)	$365,996
								7,074	(24)	$341,130
								7,074	(6)	$341,130
								7,074	(7)	$341,130
Steve Filipov						6,522(20)	$314,470
								4,783	(21)	$230,646
								2,372	(17)	$114,374
								2,372	(18)	$114,374
								1,467	(22)	$70,747
								2,870	(23)	$138,387
								3,163	(19)	$152,498
						16,231(3)	$782,640
								12,071	(4)	$582,087
								5,986	(5)	$288,648
								5,986	(6)	$288,648
								5,986	(7)	$288,648
						20,603(8)	$993,495
								3,406	(9)	$164,220
								3,406	(10)	$164,220
								3,406	(11)	$164,220
								2,554	(12)	$123,165
								2,554	(13)	$123,165
								2,554	(14)	$123,165
								2,554	(15)	$123,165
Eric I Cohen						6,196(20)	$298,772
								4,544	(21)	$219,113
								2,253	(17)	$108,655
								2,253	(18)	$108,655
								1,394	(22)	$67,209
								2,726	(23)	$131,468
								3,004	(19)	$144,874
						16,968(3)	$818,204
								12,620	(4)	$608,545
								6,258	(5)	$301,769
								6,258	(6)	$301,769
								6,258	(7)	$301,769
						20,207(8)	$974,389
								3,340	(9)	$161,062
								3,340	(10)	$161,062
								3,340	(11)	$161,062
								2,505	(12)	$120,796
								2,505	(13)	$120,796
								2,505	(14)	$120,796
								2,505	(15)	$120,796

2018 PROXY STATEMENT

COMPENSATION

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Matthew Fearon						6,522(20)	$314,470
								4,783	(21)	$230,646
								2,372	(17)	$114,374
								2,372	(18)	$114,374
								1,467	(22)	$70,747
								2,870	(23)	$138,387
								3,163	(19)	$152,498
						14,756(3)	$711,513
								10,974	(4)	$529,170
								5,442	(5)	$262,408
								5,442	(6)	$262,408
								5,442	(7)	$262,408
						17,434(8)	$840,649
								2,882	(9)	$138,955
								2,882	(10)	$138,955
								2,882	(11)	$138,955
								2,161	(12)	$104,216
								2,161	(13)	$104,216
								2,161	(14)	$104,216
								2,161	(15)	$104,216
(1)	Values based on the closing price of the Company’s Common Stock on the NYSE on December 29, 2017 of $48.22.
(2)	The shares of Restricted Stock vest on November 30, 2018.
(3)	The shares of Restricted Stock vest as follows: 1/2 on March 3, 2018; and 1/2 on March 3, 2019.
(4)	The shares of Restricted Stock will vest on the third anniversary of the date of grant because the Company exceeded its target TSR percentile rank for 2016. Based on the Company’s performance, each executive earned 200% of the initial performance award.
(5)	The shares of Restricted Stock will vest on the third anniversary of the date of grant because the Company exceeded its target TSR percentile rank for 2017. Based on the Company’s performance, each executive earned 200% of the initial performance award.
(6)	The shares of Restricted Stock vest if the Company achieves a targeted TSR percentile rank for the annual period between January 1, 2018 and December 31, 2018. If this target is achieved, the shares will vest in full on the third anniversary of the date of grant. The number of shares in this grant are subject to adjustment, up or down, based upon attainment above or below the targeted percentile rank.
(7)	The shares of Restricted Stock vest if the Company achieves a targeted TSR percentile rank for the annual periods between January 1, 2016 and December 31, 2018. If this target is achieved, the shares will vest in full on the third anniversary of the date of grant. The number of shares in this grant are subject to adjustment, up or down, based upon attainment above or below the targeted percentile rank.
(8)	The shares of Restricted Stock vest as follows: 1/3 on March 2, 2018; 1/3 on March 2, 2019; and 1/3 on March 2, 2020.
(9)	The shares of Restricted Stock will vest on the later of the third anniversary of the date of grant, or after the Company’s 2019 financial statements are completed and filed with the SEC because the Company exceeded its target ROIC for 2017. Based on the Company’s performance, each executive earned 171% of the initial performance award.
(10)	The shares of Restricted Stock will vest if the Company achieves a targeted ROIC in 2018. If the target is achieved, the shares will vest in full on the later of the third anniversary of the date of grant, or after the Company’s 2019 financial statements are completed and filed with the SEC. The number of shares in this grant is subject to adjustment, up or down, based upon attainment above or below the targeted ROIC. The ROIC target for 2018 is based upon the Company’s 2018 operating plan.
(11)	The shares of Restricted Stock will vest if the Company achieves a targeted ROIC in 2019. If the target is achieved, the shares will vest in full on the later of the third anniversary of the date of grant, or after the Company’s 2019 financial statements are completed and filed with the SEC. The number of shares in this grant is subject to adjustment, up or down, based upon attainment above or below the targeted ROIC. The ROIC target for 2019 will be based upon the Company’s 2019 operating plan.
(12)	The shares of Restricted Stock will vest on the third anniversary of the date of grant because the Company exceeded its target TSR percentile rank for 2017. Based on the Company’s performance, each executive earned 200% of the initial performance award.
(13)	The shares of Restricted Stock vest if the Company achieves a targeted TSR percentile rank for the annual periods between January 1, 2018 and December 31, 2018. If this target is achieved, the shares will vest in full on the third anniversary of the date of grant. The number of shares in this grant are subject to adjustment, up or down, based upon attainment above or below the targeted percentile rank.
(14)	The shares of Restricted Stock vest if the Company achieves a targeted TSR percentile rank for the annual periods between January 1, 2019 and December 31, 2019. If this target is achieved, the shares will vest in full on the later of the third anniversary of the date of grant. The number of shares in this grant are subject to adjustment, up or down, based upon attainment above or below the targeted percentile rank.

2018 PROXY STATEMENT

COMPENSATION

(15)	The shares of Restricted Stock vest if the Company achieves a targeted TSR percentile rank for the annual periods between January 1, 2017 and December 31, 2019. If this target is achieved, the shares will vest in full on the later of the third anniversary of the date of grant. The number of shares in this grant are subject to adjustment, up or down, based upon attainment above or below the targeted percentile rank.
(16)	The shares of Restricted Stock vest as follows: 1/3 on February 28, 2018; 1/3 on February 28, 2019; and 1/3 on February 28, 2020.
(17)	The shares of Restricted Stock vested on March 5, 2018 because the Company exceeded its target TSR percentile rank for 2017. Based on the Company’s performance, each executive earned 200% of the initial performance award.
(18)	The shares of Restricted Stock vested on March 5, 2018 because the Company exceeded its target TSR percentile rank for 2015 - 2017. Based on the Company’s performance, each executive earned 200% of the initial performance award.
(19)	The shares of Restricted Stock vested on March 5, 2018 because the Company exceeded its targeted ROIC for 2017. Based on the Company’s performance, each executive earned 171% of the initial performance award.
(20)	The shares of Restricted Stock vested on March 5, 2018.
(21)	The shares of Restricted Stock vested on March 5, 2018 because the Company exceeded its target TSR percentile rank for 2016. Based on the Company’s performance, each executive earned 200% of the initial performance award.
(22)	The shares of Restricted Stock vested on March 5, 2018 because the Company exceeded its threshold ROIC for 2015. Based on the Company’s performance, each executive earned 45.5% of the initial performance award and forfeited the remaining 54.5% as the Company’s ROIC performance was below the target.
(23)	The shares of Restricted Stock vested on March 5, 2018 because the Company exceeded its threshold ROIC for 2016. Based on the Company’s performance, each executive earned 90.0% of the initial performance award and forfeited the remaining 10.0% as the Company’s ROIC performance was below the target.
(24)	The shares of Restricted Stock vested on March 3, 2018 as the Company exceeded its target TSR percentile rank for 2017. Based on the Company’s performance, Mr. Bradley earned 200% of the initial performance award.

Option Exercises and Stock Vested

The table below summarizes the stock options exercised and each vesting of Restricted Stock during 2017 for each of the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John L. Garrison	0	0	67,095	$2,752,055
John D. Sheehan	0	0	0	0
Kevin P. Bradley	0	0	95,745	$2,908,778
Steve Filipov	0	0	28,099	$882,889
Eric I Cohen	0	0	25,878	$814,411
Matthew Fearon	0	0	27,367	$859,601

Pension Benefits

The table below provides information with respect to each of the Company’s pension plans that provide for payments at, following, or in connection with the retirement of a Named Executive Officer.

Name	Plan Name	Number of Years Credited Service (#)		Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
John L. Garrison	Not Applicable	0		0	0
John D. Sheehan	Not Applicable	0		0	0
Kevin P. Bradley	Supplemental Executive Retirement Plan	11		$1,131,983	$31,004
Steve Filipov	Supplemental Executive Retirement Plan	20		$3,717,330	0
Eric I Cohen	Supplemental Executive Retirement Plan	20	(1)	$3,827,633	0
Matthew Fearon	Not Applicable	0		0	0
(1)	Upon completing 15 years of service with the Company, Mr. Cohen was credited with an additional four years of service for benefit and vesting purposes.

2018 PROXY STATEMENT

COMPENSATION

The SERPs are intended to provide certain senior executives of the Company with retirement benefits in recognition of their contributions to the long-term growth of the Company. The DB SERP is closed to new participants. A senior executive participating in the DB SERP is not eligible to participate in the DC SERP.

Participants in the DB SERP with ten or more years of eligible service are vested and entitled to annual pension benefits beginning at a normal retirement age (“NRA”) of 65 or when age plus years of service first equal 90 (the “Normal Retirement Benefit”). Participants in the DB SERP who are vested but terminate employment prior to NRA shall receive a retirement benefit that is equal to the actuarial equivalent of the Normal Retirement Benefit.

The compensation covered by the DB SERP is generally based on a participant’s final five-year average of annual salary and bonus. Benefits are computed assuming an NRA of 65 or when age plus years of service first equal 90. Benefits accrue at 2% of average compensation per year of service, payable at the NRA, up to a maximum of 20 years of service.

Benefits are payable monthly as a life annuity with 120 monthly payments guaranteed. Benefits are reduced by 50% for Social Security or similar payments and 100% for any other Company-paid defined benefit retirement benefits.

Participants in the DC SERP with ten or more years of eligible service are vested and entitled to contributions made by the Company to their DC SERP account. Annual contributions are based upon 10% of the participant’s base salary and bonus earned. Until June 23, 2017, the Company credited contributions in the DC SERP with an interest rate equal to a bond fund that mirrors an investment strategy in corporate bonds of companies rated Baa or higher by Moody’s. The annual rate of interest for that period in 2017 was 3.86%. After June 23, 2017, DC SERP accounts were invested in the Baird Core Plus Bond Fund (Institutional Class). Benefits are payable in a lump sum payout following termination of employment.

See Note P – “Retirement Plans and Other Benefits” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for a detailed description of the assumptions that the Company uses in determining the present value of the accumulated benefit.

Nonqualified Deferred Compensation

The table below provides information for the Named Executive Officers with respect to the Company’s Deferred Compensation Plan and ERISA Excess Plan.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
John L. Garrison	$36,346	$165,572	$502,648	0	$1,619,493
John D. Sheehan	$90,000	$22,500	$27,526	0	$140,026
Kevin P. Bradley	0	0	0	0	0
Steve Filipov	0	0	0	0	0
Eric I Cohen	$22,598	$22,598	$39,464	0	$237,372
Matthew Fearon	$37,892	$83,838	$111,947	0	$690,896
(1)	The amounts shown in the “Executive Contributions in Last FY” column are included in the “Salary”, “Bonus” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table above.
(2)	The amounts shown in the “Registrant Contributions in Last FY” column are included in the “All Other Compensation” column of the Summary Compensation Table above.
(3)	The amounts shown in the “Aggregate Earnings in Last FY” column include $107 and $655 for Messrs. Garrison and Fearon, respectively, which amounts are included in the Summary Compensation Table above, as these earnings were above-market or preferential.
(4)	Includes $119,318 for Mr. Garrison, $44,879 for Mr. Cohen and $82,391 for Mr. Fearon, which amounts were included in Summary Compensation Tables in previous years.

Under the Deferred Compensation Plan or ERISA Excess Plan, a Named Executive Officer may defer up to (i) 20% of his/her salary and (ii) 100% of his/her bonus (participants may not defer salary and/or bonus amounts in the same year to both the Deferred Compensation Plan and the ERISA Excess Plan). The deferrals in the Deferred Compensation Plan may be invested in Common Stock or in a bond index and deferrals in the ERISA Excess Plan may be invested in a number of investment options that generally mirror the investment options of the Company’s 401(k) Plan. Until June 23, 2017, the Company credited the deferrals in the Deferred Compensation Plan bond index with an interest rate equal to a bond fund that mirrors an investment strategy in corporate bonds of companies rated Baa or higher by Moody’s. The annual rate of interest for that period in 2017 was 3.86%. After June 23, 2017, the Deferred Compensation Plan bond

2018 PROXY STATEMENT

COMPENSATION

deferrals were invested in the Baird Core Plus Bond Fund (Institutional Class). For Deferred Compensation Plan deferrals, the Company makes a contribution of 25% of the Named Executive Officer’s salary and/or bonus that is deferred and invested in Common Stock. For ERISA Excess Plan deferrals, the Company makes a contribution of 100% of the Named Executive Officer’s salary and/or bonus that is deferred to the extent such deferral does not exceed 5% of salary and bonus. The Company does not make a contribution with respect to any deferrals into the Deferred Compensation Plan bond fund. Participants in the Deferred Compensation Plan and ERISA Excess Plan are always fully vested in their deferrals and any matching contributions received. See “Pension Benefits” above for details on the DC SERP, including its vesting schedule.

The Named Executive Officers may receive payments under the Deferred Compensation Plan and ERISA Excess Plan after their employment terminates, upon their death or if they have an unforeseeable emergency (as defined in the Deferred Compensation Plan).

In addition, participants in the Deferred Compensation Plan may elect to receive all or a portion of their deferral, including the Company’s matching contribution, after the deferral has been in the Deferred Compensation Plan for at least three years. Furthermore, for deferrals made prior to December 31, 2004, if they elect to receive an accelerated distribution under the Deferred Compensation Plan, the Named Executive Officers shall (i) forfeit 10% of the amount of the distribution to the Company, (ii) forfeit any Company matching contribution that has not been in the plan for at least one year due to the accelerated distribution and (iii) be unable to make further deferrals into the plan for at least 12 months. In accordance with Section 409A of the Code, accelerated distributions are not allowed under the Deferred Compensation Plan for any deferrals made after December 31, 2004.

Potential Payments Upon Termination or Change in Control

Pursuant to the Executive Agreements as of December 31, 2017, if an executive’s employment with the Company is terminated within six months of a Change in Control (as defined in the Executive Agreements) in anticipation of such Change in Control or within 24 months following a Change in Control, other than for Cause, by reason of death or Permanent Disability or by the executive without Good Reason (each as defined in the Executive Agreements), the executive is to receive (i) two times his base salary, (ii) two times his annual bonus for the last calendar year preceding termination, and (iii) any accrued vacation pay. This payment is to be paid in a lump sum simultaneously with the executive’s termination or on a monthly basis. In addition, the executive also will receive (a) immediate vesting of unvested stock options, stock grants and cash performance awards, with a period of up to six months following termination to exercise such options, (b) continuing insurance coverage for 24 months from termination, (c) continuation of all other benefits in effect at the time of termination for 24 months from termination and (d) outplacement services for a period of at least 12 months from termination.

In the event an executive’s employment with the Company is terminated by the Company without Cause or by the executive for Good Reason (other than in connection with a Change in Control), the Company is to pay the executive (i) two times his base salary, (ii) two times his annual bonus for the last calendar year preceding termination and (iii) any accrued vacation pay. This amount is to be paid in 24 equal monthly payments. In such event, the executive would also have the right to exercise any stock options, long-term incentive awards or similar awards for up to six months following termination, and would immediately vest in non-performance based options and stock awards granted under the Company’s incentive plans that would vest in the 24 months following the date of termination. In addition, the Company would also provide continuing insurance coverage, continuation of all other benefits in effect at the time of termination for 24 months from termination and outplacement services for a period of at least 12 months from termination.

As part of the Executive Agreements, the executives agree to keep confidential certain Company information and not to disparage the Company. In addition, Messrs. Garrison and Sheehan agree that, for a period of 24 months (Messrs. Filipov and Fearon for 18 months), following the date of termination (or 24 months for Messrs. Filipov and Fearon following such termination, if such termination is within 24 months following a Change in Control), the executive will not, without the prior written consent of the Company, directly or indirectly engage in or render any services to any Competitive Business (as such term is defined in the Executive Agreements) nor solicit, induce or entice any employee of the Company to leave the Company.

Each Executive Agreement has an initial term of one year and automatically renews for an additional term of one year commencing on each anniversary of the date of the agreement until and unless either party sends written notice of non-renewal to the other party at least six months prior to a renewal date; provided, however, that if a Change in Control shall occur during the initial or renewed term of such agreement, then the Executive Agreement remains in effect until the third anniversary of the date of the Change in Control.

Mr. Bradley began receiving payments pursuant to the Bradley Executive Agreement in 2017, shortly after he was

2018 PROXY STATEMENT

COMPENSATION

no longer Senior Vice President, Chief Financial Officer. As a result of Mr. Bradley’s departure from the Company, Mr. Bradley reeived in 2017: $1,218,447 in severance related payments, accelerated vesting of 152,135 shares and DB SERP payments of $31,004.

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Garrison, assuming that the triggering event took place on December 31, 2017 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on December 31, 2017 and Mr. Garrison was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	0		0		$1,800,000		0		$1,800,000		0		0
Annual Incentive	0		0		$1,176,768		0		$1,176,768		0		0
Restricted Shares (time-based)	0		0		$6,987,331		0		$8,235,446		$8,235,446		$8,235,446
Restricted Shares (performance-based)	0		0		$3,439,581		0		$15,453,738		$15,453,738		$15,453,738
Stock Options	0		0		0		0		0		0		0
Cash Awards	0		0		0		0		0		0		0
Disability Premiums	0		0		$2,000	(1)	0		$2,000	(1)	0		0
Life Insurance Premiums	0		0		$5,000	(1)	0		$5,000	(1)	0		0
Retirement Plan Payments	$1,700,000	(2)	$1,700,000	(2)	$1,700,000	(2)	$1,700,000	(2)	$1,700,000	(2)	$1,700,000	(2)	$1,700,000	(2)
Life Insurance Proceeds	0		0		0		0		0		$900,000		0
Disability Benefits	0		0		0		0		0		0		$1,200,000	(3)
(1)	Reflects the estimated value of a benefit that Mr. Garrison would be entitled to receive.
(2)	Reflects the estimated value of Mr. Garrison’s qualified and non-qualified retirement plans on December 31, 2017.
(3)	Reflects the estimated value of all future payments that Mr. Garrison would be entitled to receive under the Company’s disability program.

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Sheehan, assuming that the triggering event took place on December 31, 2017 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on

December 31, 2017 and Mr. Sheehan was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	0		0		$1,300,000		0		$1,300,000		0		0
Annual Incentive	0		0		$1,250,136		0		$1,250,136		0		0
Restricted Shares (time-based)	0		0		$2,653,711		0		$3,980,368		$3,980,368		$3,980,368
Restricted Shares (performance-based)	0		0		0		0		$1,477,847		$1,477,847		$1,477,847
Stock Options	0		0		0		0		0		0		0
Cash Awards	0		0		0		0		0		0		0
Disability Premiums	0		0		$2,000	(1)	0		$2,000	(1)	0		0
Life Insurance Premiums	0		0		$5,000	(1)	0		$5,000	(1)	0		0
Retirement Plan Payments	$200,000	(2)	$200,000	(2)	$200,000	(2)	$200,000	(2)	$200,000	(2)	$200,000	(2)	$200,000	(2)
Life Insurance Proceeds	0		0		0		0		0		$900,000		0
Disability Benefits	0		0		0		0		0		0		$1,200,000(3)
(1)	Reflects the estimated value of a benefit that Mr. Sheehan would be entitled to receive.
(2)	Reflects the estimated value of Mr. Sheehan’s qualified and non-qualified retirement plans on December 31, 2017.
(3)	Reflects the estimated value of all future payments that Mr. Sheehan would be entitled to receive under the Company’s disability program.

2018 PROXY STATEMENT

COMPENSATION

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Filipov, assuming that the triggering event took place on December 31, 2017 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on

December 31, 2017 and Mr. Filipov was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	0		0		$1,160,506		0		$1,160,506		0		0
Annual Incentive	0		0		$471,870		0		$471,870		0		0
Restricted Shares (time-based)	0		0		$1,759,501		0		$2,090,626		$2,090,626		$2,090,626
Restricted Shares (performance-based)	0		0		$1,021,830		0		$3,254,368		$3,254,368		$3,254,368
Stock Options	0		0		0		0		0		0		0
Cash Awards	0		0		0		0		0		0		0
Disability Premiums	0		0		$2,000	(1)	0		$2,000	(1)	0		0
Life Insurance Premiums	0		0		$5,000	(1)	0		$5,000	(1)	0		0
Retirement Plan Payments	$4,500,000	(2)	$4,500,000	(2)	$4,500,000	(2)	$4,500,000	(2)	$6,300,000	(2)	$4,500,000	(2)	$4,500,000	(2)
Life Insurance Proceeds	0		0		0		0		0		$900,000		0
Disability Benefits	0		0		0		0		0		0		$2,100,000	(3)
(1)	Reflects the estimated value of a benefit that Mr. Filipov would be entitled to receive.
(2)	Reflects the estimated value of Mr. Filipov’s qualified and non-qualified retirement plans on December 31, 2017.
(3)	Reflects the estimated value of all future payments that Mr. Filipov would be entitled to receive under the Company’s disability program.

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Cohen, assuming that the triggering event took place on December 31, 2017 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on

December 31, 2017 and Mr. Cohen was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	0		0		$1,136,566		0		$1,136,566		0		0
Annual Incentive	0		0		$461,037		0		$461,037		0		0
Restricted Shares (time-based)	0		0		$1,766,588		0		$2,091,350		$2,091,350		$2,091,350
Restricted Shares (performance-based)	0		0		$1,026,314		0		$3,260,154		$3,260,154		$3,260,154
Stock Options	0		0		0		0		0		0		0
Cash Awards	0		0		0		0		0		0		0
Disability Premiums	0		0		$2,000	(1)	0		$2,000	(1)	0		0
Life Insurance Premiums	0		0		$5,000	(1)	0		$5,000	(1)	0		0
Retirement Plan Payments	$5,300,000	(2)	$5,300,000	(2)	$5,300,000	(2)	$5,300,000	(2)	$6,600,000	(2)	$5,300,000	(2)	$5,300,000	(2)
Life Insurance Proceeds	0		0		0		0		0		$900,000		0
Disability Benefits	0		0		0		0		0		0		$900,000	(3)
(1)	Reflects the estimated value of a benefit that Mr. Cohen would be entitled to receive.
(2)	Reflects the estimated value of Mr. Cohen’s qualified and non-qualified retirement plans on December 31, 2017.
(3)	Reflects the estimated value of all future payments that Mr. Cohen would be entitled to receive under the Company’s disability program.

2018 PROXY STATEMENT

COMPENSATION

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Fearon, assuming that the triggering event took place on December 31, 2017 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on

December 31, 2017 and Mr. Fearon was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	0		0		$1,020,000		0		$1,020,000		0		0
Annual Incentive	0		0		$416,772		0		$416,772		0		0
Restricted Shares (time-based)	0		0		$1,586,498		0		$1,866,693		$1,866,693		$1,866,693
Restricted Shares (performance-based)	0		0		$968,933		0		$2,971,172		$2,971,172		$2,971,172
Stock Options	0		0		0		0		0		0		0
Cash Awards	0		0		0		0		0		0		0
Disability Premiums	0		0		$2,000	(1)	0		$2,000	(1)	0		0
Life Insurance Premiums	0		0		$5,000	(1)	0		$5,000	(1)	0		0
Retirement Plan Payments	$1,900,000	(2)	$1,900,000	(2)	$1,900,000	(2)	$1,900,000	(2)	$1,900,000	(2)	$1,900,000	(2)	$1,900,000	(2)
Life Insurance Proceeds	0		0		0		0		0		$900,000		0
Disability Benefits	0		0		0		0		0		0		$1,300,000	(3)
(1)	Reflects the estimated value of a benefit that Mr. Fearon would be entitled to receive.
(2)	Reflects the estimated value of Mr. Fearon’s qualified and non-qualified retirement plans on December 31, 2017.
(3)	Reflects the estimated value of all future payments that Mr. Fearon would be entitled to receive under the Company’s disability program.

Equity Compensation Plan Information

The following table summarizes information about the Company’s equity compensation plans as of December 31, 2017.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	2,587	(1)	$65.57	2,182,443
Equity compensation plans not approved by stockholders	—		—	—
Total	2,587	(1)		2,182,443
(1)	This does not include 3,111,057 shares of restricted stock awards and 762,953 shares held in a rabbi trust for a deferred compensation plan, which are also not included in the calculation of the weighted average exercise price of outstanding options, warrants and rights in column (b) of this table.

CEO Pay Ratio

For 2017, the median annual total compensation of all employees of the Company (other than the CEO), was $52,512. The annual total compensation of the Company’s CEO was $11,206,482. Based on this information, the ratio of the annual total compensation of the Company’s CEO to the median of the annual total compensation of all employees was approximately 213 to 1.

In order to determine the median employee from a compensation perspective, the Company used cash salary paid in the 2017 calendar year for all employees worldwide employed as of December 21, 2017. Salary amounts were annualized for all employees who were hired after January 1, 2017. For those employees compensated in foreign currencies, average exchange rates for the full year 2017 were used to convert their compensation into U.S. dollars. The Company determined that its median employee from a compensation perspective is employed in one of its manufacturing locations in the United States. To determine the ratio disclosed above, the Company calculated the median employee’s compensation for fiscal 2017 in accordance with the rules applicable to the compensation elements included in the Summary Compensation Table and compared such compensation to the compensation of the Company’s CEO, as reported in the Summary Compensation Table.

Given the different methodologies that various public companies will use to determine an estimate of their pay ratios, the estimated ratio reported above should not be used as a basis for comparison between companies.

2018 PROXY STATEMENT

APPROVAL OF THE TEREX CORPORATION 2018 OMNIBUS INCENTIVE PLAN

PROPOSAL 3: APPROVAL OF THE TEREX CORPORATION 2018 OMNIBUS INCENTIVE PLAN

General

Stockholders are being asked to approve the Terex Corporation 2018 Omnibus Incentive Plan (the “2018 Plan”). The purpose of the 2018 Plan is to assist the Company in attracting and retaining selected individuals to serve as employees, directors, officers, consultants and advisors of the Company and its subsidiaries and affiliates who will contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentive inherent in the ownership of the Common Stock. The 2018 Plan authorizes the granting of (i) options (“Options”) to purchase shares of Common Stock (“Shares”), (ii) stock appreciation rights (“SARs”), (iii) restricted stock awards (“RSAs”), (iv) restricted stock units (“RSUs”), (v) other stock awards (“OSAs”), (vi) cash awards and (vii) performance awards. The cash awards under the 2018 Plan will be utilized, in conjunction with the performance awards, for incentive compensation in the form of an annual bonus award and in certain circumstances, long-term performance awards to key executives responsible for the success of the Company. The Board believes that such incentive compensation can help to attract and retain outstanding executives.

The Board adopted the 2018 Plan on March 9, 2018, and directed that the 2018 Plan be submitted to the stockholders of the Company for their approval. Approval of the granting of equity awards under the 2018 Plan will require the affirmative vote of a majority of the Shares present in person or by proxy at the Meeting, provided that the total votes cast on this proposal represent over 50% of the total number of Shares entitled to vote on this proposal.

The following description of the 2018 Plan is qualified in its entirety by reference to the 2018 Plan, attached to this Proxy as Appendix A.

Common Stock Authorized

As of March 16, 2018 there were 3.1 million Shares subject to outstanding stock awards under the 2009 Plan in the form of RSAs and RSUs and 1.5 million Shares available for issuance under the 2009 Plan.

The maximum number of Shares that may be the subject of awards under the 2018 Plan is 1,200,000 Shares, plus the number of Shares remaining available for issuance under the 2009 Plan that are not subject to outstanding awards as of the date of stockholder approval, and the number of Shares subject to awards outstanding under the 2009 Plan as of such date but only to the extent that such outstanding awards are forfeited, expire, or otherwise terminate without the issuance of such Shares. Under the 2018 Plan, Shares covered by RSAs, RSUs and OSAs shall only be counted as used to the extent that they are actually issued. Accordingly, RSAs, RSUs or OSAs forfeited by participants and Shares subject to any RSAs, RSUs or OSAs that are otherwise surrendered by a participant without receiving any payment or other benefit with respect thereto, or are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares may again be subject to new awards. However, Shares covered by any unexercised portions of terminated Options or SARs, Options or SARs forfeited by participants and Shares subject to any Options or SARs that are otherwise surrendered by a participant without receiving any payment or other benefit with respect thereto, or are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares may not again be subject to new awards.

Participants, except non-executive Directors, may not be granted in any fiscal year awards for more than a total of 750,000 Shares under the 2018 Plan. Non-executive director participants may not be granted in any fiscal year Shares worth more than $600,000 under the 2018 Plan. The Shares to be issued or delivered under the 2018 Plan are authorized and unissued Shares, or issued Shares that have been acquired by the Company, or both.

2018 PROXY STATEMENT

APPROVAL OF THE TEREX CORPORATION 2018 OMNIBUS INCENTIVE PLAN

2018 Plan Administration

The 2018 Plan provides that the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board (the “Plan Committee”) consisting of not fewer than two members of the Board who are non employee-directors and outside directors shall administer the 2018 Plan. The Plan Committee is authorized, subject to the provisions of the 2018 Plan, to establish such rules and regulations as it may deem appropriate for the proper administration of the 2018 Plan. Subject to the provisions of the 2018 Plan, the Plan Committee shall have authority, in its sole discretion, to grant awards under the 2018 Plan, to set performance goals in conjunction with any award, and to make determinations with respect to the achievement of performance goals, to interpret and construe the provisions of the 2018 Plan and, subject to the requirements of applicable law, to prescribe, amend and rescind rules and regulations relating to the 2018 Plan or any award thereunder as it may deem necessary or advisable. In general, the Plan Committee may delegate to one or more of its members or to one or more officers of the Company the right to grant awards under the 2018 Plan on such terms and conditions as the Plan Committee may from time to time establish.

Eligibility

Officers, employees, directors, consultants, advisors and independent contractors of the Company or any of its subsidiaries or affiliates as the Plan Committee shall select from time to time are eligible to receive awards under the

2018 Plan. As of March 1, 2018, approximately 11,000 people would be eligible to participate under the terms of the 2018 Plan and approximately 500 people had outstanding awards under the 2009 Plan.

Minimum Vesting

There is a minimum vesting period for all awards under the 2018 Plan of one year, provided that up to 5% of the awards under the 2018 Plan are not required to have a minimum vesting period.

Stock Option Awards

Options to be granted under the 2018 Plan may be “Incentive Stock Options” meeting the requirements of Section 422 of the Code or “Non-Qualified Stock Options” that do not meet such requirements. Only employees of the Company or certain of its subsidiaries may receive Incentive Stock Options under the 2018 Plan. The Plan Committee must grant Options to purchase Shares at a price per share not less than 100% of the fair market value of such Share on the date of grant of such Option. For so long as the Common Stock is listed on the NYSE, fair market value is the closing price of a Share on the NYSE on the trading day of the date of the award. The term of each Option will be determined by the Plan Committee, but generally will not exceed ten years from the date of grant.

SARs

The 2018 Plan provides that SARs may be granted to participants in the discretion of the Plan Committee. The Plan Committee may grant SARs at a price per share not less than 100% of the fair market value of a Share on the date of grant of such SAR. Upon the exercise of a SAR, the recipient is entitled to receive from the Company, without the payment of any cash (except for any applicable withholding taxes), up to, but no more than, an amount in cash or Shares determined by multiplying the (A) excess of the fair market value of a Share on the date of such exercise over the grant price, by (B) the number of Shares with respect to which the SAR is exercised. The term of each SAR will be determined by the Plan Committee, but generally will not exceed ten years from the date of grant.

Restricted Stock Awards and Restricted Stock Units

The grant of an RSA gives a participant the right to receive Shares, subject to a risk of forfeiture based upon certain conditions, such as performance standards, length of service or other criteria as the Plan Committee may determine. Until all restrictions are satisfied, lapsed or waived, the Company will maintain custody over the restricted Shares but the

2018 PROXY STATEMENT

APPROVAL OF THE TEREX CORPORATION 2018 OMNIBUS INCENTIVE PLAN

participant may be able to vote the Shares and may be entitled to receive unvested dividends or distributions with respect to the Shares, which dividends or distributions shall vest when the underlying RSA vests. During such restrictive period, the restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution. If a participant terminates employment with the Company prior to expiration of the forfeiture period, the participant forfeits all rights to the Shares. The Company also may grant RSUs under the 2018 Plan. The grant of RSUs generally operates in the same manner as the grant of restricted stock, except that no Shares are actually awarded on the date of grant and the participant shall have no voting rights with respect to any RSUs granted under the 2018 Plan and shall not be entitled to distributions paid on the Shares with respect to any RSUs.

Performance Awards

The Plan Committee may grant, either alone or in addition to other awards granted under the 2018 Plan, performance awards based upon performance of the Company or the participant. Performance awards entitle the participant to receive cash, Options, SARs, RSAs, RSUs or any other form of equity as the Plan Committee shall determine, if such participant achieves the measures of performance or other criteria established by the Plan Committee in its absolute discretion.

Cash-Based Awards and Other Stock-Based Awards

The Plan Committee may grant, either alone or in addition to other awards granted under the 2018 Plan, cash-based awards and other stock-based awards as determined by the Plan Committee. Such awards may be subject to performance goals and may be designed to comply with or take advantage of the laws of jurisdictions other than the United States. Cash awards under the 2018 Plan will be utilized, in conjunction with the performance awards, for incentive compensation in the form of an annual bonus award and in certain circumstances, long-term performance awards to key executives responsible for the success of the Company.

Amendment and Termination

The Board may amend or modify the 2018 Plan, subject to any required stockholder approval. The Board may not amend the 2018 Plan to increase the number of Shares that may be the subject of awards under the 2018 Plan (other than for antidilution adjustments) without the approval of the Company’s stockholders. The 2018 Plan will terminate by its terms and without any further action on the tenth anniversary of stockholder approval of the 2018 Plan. No awards may be made after that date under the 2018 Plan, although awards outstanding under the 2018 Plan on such date will remain valid in accordance with their terms.

Antidilution Adjustments

The number of Shares authorized to be issued under the 2018 Plan and subject to outstanding awards (and the grant or exercise price thereof) may be adjusted to prevent dilution or enlargement of rights in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar capitalization change.

Federal Income Tax Consequences of Options

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2018 Plan based on federal income tax laws currently in effect. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Tax Consequences to Participants

Non-Qualified Stock Options. In general: (i) no income will be recognized by an optionee at the time a Non-Qualified Stock Option is granted; (ii) at the time of exercise of a Non-Qualified Stock Option, ordinary income will be

2018 PROXY STATEMENT

APPROVAL OF THE TEREX CORPORATION 2018 OMNIBUS INCENTIVE PLAN

recognized by the optionee in an amount equal to the difference between the option price paid for the Shares and the fair market value of the Shares if they are non-restricted on the date of exercise; and (iii) at the time of sale of Shares acquired pursuant to the exercise of a Non-Qualified Stock Option, any appreciation (or depreciation) in the value of the Shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the Shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. For purposes of the alternative minimum tax, however, the difference between the option price and the fair market value of the Common Stock on the date of exercise is an adjustment in computing the optionee’s alternative minimum taxable income. If Shares are issued to an optionee pursuant to the exercise of an Incentive Stock Option and no disposition of the Shares is made by the optionee within two years after the date of grant or within one year after the transfer of the Shares to the optionee (such disposition, a “Disqualifying Disposition”), then upon the sale of the Shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

If Shares acquired upon the exercise of an Incentive Stock Option are disposed of in a Disqualifying Disposition, then the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the Shares at the time of exercise (or, if less, the amount realized on the disposition of the Shares in a sale or exchange) over the option price paid for the Shares.

Special Rules Applicable to Directors and Officers. In limited circumstances where the sale of Common Stock that is received as the result of a grant of an award could subject a director or an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the director or officer may differ from the tax consequences described above.

Tax Consequences to the Company or Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, or with respect to performance based compensation payable under the 2018 Plan, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, (i) such deduction is reasonable in amount, constitutes an ordinary and necessary business expense, is not subject to the $1,000,000 annual compensation limitation set forth in Section 162(m) of the Code and does not constitute an “excess parachute payment” within the meaning of Section 280G of the Code, and (ii) any applicable withholding obligations are satisfied.

The foregoing summary of the income tax consequences in respect of the 2018 Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state, and local tax laws.

Grants Under the 2018 Plan

Because the 2018 Plan is a new plan and because benefits under the 2018 Plan will depend on the discretion of the Plan Committee and the fair market value of the Common Stock at various future dates, it is not possible to determine the benefits that will be received if the 2018 Plan is approved by stockholders. In addition, because the payment of a bonus under the 2018 Plan for any fiscal year is contingent on the achievement of performance goals as of the end of the fiscal year, the Company cannot determine the amounts that will be payable or allocable for fiscal year 2018 or in the future.

During 2017 under the 2009 Plan, Options and restricted stock awards were granted as follows:

•	Restricted stock awards for 448,104 Shares were granted to the Named Executive Officers (one of whom was also a director) as a group. For more details on these grants, including the allocation of restricted stock awards among the Named Executive Officers, see “Executive Compensation – Summary Compensation Table” and “Executive Compensation – Grants of Plan-Based Awards.”
•	Restricted stock awards for 120,397 Shares were granted to all current executive officers of the Company (not including the Named Executive Officers) as a group.
•	Restricted stock awards for 37,937 Shares were granted to any directors (not including one director who was also a Named Executive Officers) as a group.
•	Restricted stock awards for 835,632 Shares were granted to all employees of the Company (not including all current executive officers and Named Executive Officers of the Company) as a group.

No Options or SARs were granted under the Omnibus Plan during 2017.

For details on the bonuses received in 2017 pursuant to the 2009 Plan by the Named Executive Officers, see “Executive Compensation – Summary Compensation Table” and “Compensation Discussion and Analysis –Annual Incentive Program.”

2018 PROXY STATEMENT

APPROVAL OF THE TEREX CORPORATION 2018 OMNIBUS INCENTIVE PLAN

Recommendation

The Board believes that the approval the 2018 Plan is in the best interests of the Company and its stockholders because the 2018 Plan will enable the Company to provide competitive equity incentives to employees, officers, directors, consultants and advisors to enhance the profitability of the Company and increase stockholder value.

The Board recommends that the stockholders vote FOR approval of the Terex Corporation 2018 Omnibus Incentive Plan.

2018 PROXY STATEMENT

AUDIT

PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP has audited the consolidated financial statements and the internal control over financial reporting of the Company for 2017. The Board, at the recommendation of the Audit Committee, desires to continue the service of this firm for 2018. Accordingly, the Board recommends to the stockholders ratification of the retention of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. If the stockholders do not approve PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, the Board and the Audit Committee will reconsider this selection.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

Audit Fees

During the last two fiscal years ended December 31, 2017 and December 31, 2016, PricewaterhouseCoopers LLP charged the Company $7,451,000 and $10,850,000, respectively, for professional services rendered by such firm for the audit of the Company’s annual financial statements and internal control over financial reporting, review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q for that fiscal year, procedures related to the filing of a Registration Statement on Form S-3 in 2017 and the related Form 8-K and comfort letter procedures related to a debt offering.

Audit-Related Fees

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to services around the Company’s implementation of a new financial accounting and reporting standard and fees for the audit of dispositions. The aggregate fees billed by PricewaterhouseCoopers LLP for such audit-related services for the fiscal years ended December 31, 2017 and December 31, 2016 were $170,000 and $75,000, respectively.

Tax Fees

The aggregate fees billed for tax services provided by PricewaterhouseCoopers LLP in connection with tax compliance and tax consulting services for the fiscal years ended December 31, 2017 and December 31, 2016 were $201,000 and $884,000, respectively.

All Other Fees

The aggregate fees billed for services not included in the above services for the fiscal years ended December 31, 2017 and December 31, 2016 were $4,000 and $9,000, respectively, and were primarily related to miscellaneous items. All of the services related to the Audit-Related Fees, Tax Fees or All Other Fees described above were approved by the Audit Committee pursuant to the general pre-approval provisions set forth in the Audit Committee’s pre-approval policies described in “Audit Committee Meetings and Responsibilities.”

The Board recommends that the stockholders vote FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018.

2018 PROXY STATEMENT

AUDIT

Audit Committee Report

The Audit Committee of the Board has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2017 with the management of the Company and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16. The Audit Committee also has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP the independence of such independent registered public accounting firm. The Audit Committee also has considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the independent registered public accounting firm’s independence.

Based on its review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements for the Company’s fiscal year ended December 31, 2017 be included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2017 for filing with the SEC.

The Audit Committee’s responsibility is to monitor and oversee the audit and financial reporting processes. However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on the information provided to them and on the representations made by management, and on the report issued by the independent registered public accounting firm.

AUDIT COMMITTEE

THOMAS J. HANSEN
PAULA H. J. CHOLMONDELEY
DONALD DEFOSSET
RAIMUND KLINKNER
ANDRA RUSH
OREN G. SHAFFER

2018 PROXY STATEMENT

OTHER IMPORTANT INFORMATION

The Board does not know of any other business to be brought before the Meeting. In the event any such matters are brought before the Meeting, the persons named in the enclosed Proxy will vote the Proxies received by them as they deem best with respect to all such matters.

All proposals of stockholders intended to be included in the proxy statement to be presented at the 2019 Annual Meeting of Stockholders must be received at the Company’s offices at 200 Nyala Farm Road, Westport, Connecticut 06880, no later than November 30, 2018. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

To nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such a meeting, the Bylaws of the Company generally provides that notice must be given to the Secretary of the Company no more than 120 days nor less than 90 days prior to the first anniversary of the preceding year’s annual meeting. The Company anticipates that in order for a stockholder to nominate a candidate for election as a director at the Company’s 2019 annual meeting or to propose business for consideration at such meeting, notice must be given between January 11, 2019 and February 10, 2019. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.

Pursuant to the rules of the SEC, services that deliver our communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver a single copy of our Notice of Internet Availability of Proxy Materials or Annual Report to Stockholders and Proxy Statement to multiple stockholders sharing the same address. Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials or Annual Report and Proxy Statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders may notify us of their requests by calling (203) 222-7170 or writing Terex Corporation at 200 Nyala Farm Road, Westport, CT 06880.

STOCKHOLDERS ARE URGED TO VOTE THEIR PROXIES WITHOUT DELAY.
A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

By order of the Board of Directors,

Eric I Cohen
Secretary

March 30, 2018
Westport, Connecticut

2018 PROXY STATEMENT

APPENDIX A

Terex Corporation
2018 Omnibus Incentive Plan

APPENDIX A

i

2018 PROXY STATEMENT

APPENDIX A

Terex Corporation
2018 Omnibus Incentive Plan

Article 1. Establishment, Purpose, and Duration

1.1   Establishment. Terex Corporation, a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Terex Corporation 2018 Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards. This Plan shall become effective upon stockholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2   Purpose of This Plan. The purpose of this Plan is to provide a means whereby Employees, Directors, and Third-Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors or Third-Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3   Duration of This Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1   “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2   “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3   “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4   “Award Agreement” means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.

2.5   “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6   “Board” or “Board of Directors” means the board of directors of the Company.

2.7   “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.8   “Cause” shall mean:

(a)	Willful, substantial and continued failure to perform duties;
(b)	Willful engagement in conduct that is demonstrably and materially injurious to the Company; or

APPENDIX A

(c)	Entry by a court or quasi-judicial governmental agency of the United States or a political subdivision thereof of an order barring an Employee from serving as an officer or director of a public company.
For the purposes of clauses, (a) and (b) of this definition, no act or failure to act shall be deemed “willful” (x) if caused by a Disability or (y) unless done, or omitted to be done, not in good faith or without reasonable belief that such act or omission was in the best interest of the Company.

2.9   “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i)	any person or group (as described in regulations under Section 409A of the Code) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company) representing
(A)	more than 50% or more of the combined voting power of the Company's then outstanding securities, excluding any person or group who becomes such a Beneficial Owner in connection with transactions described in clauses (x), (y) or (z) of paragraph (iii) below and excluding the acquisition by a person or group holding more than 50 percent of such voting power or
(B)	30 percent or more of the combined voting power of Terex’s then outstanding securities during any twelve-month period;
(ii)	there is a change in the composition of the Board of Directors of the Company occurring during any twelve month period, as a result of which fewer than a majority of the directors are Incumbent Directors (“Incumbent Directors” shall mean directors who either (x) are members of the Board as of the date of this Agreement or (y) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination); or
(iii)	there is consummated, in any transaction or series of transactions during a twelve-month period, a complete liquidation or dissolution of the Company or a merger, consolidation or sale of all or substantially all of the Company’s assets (collectively, a “Business Combination”) other than a Business Combination after which (x) the stockholders of the Company own more than 50 percent of the common stock or combined voting power of the voting securities of the company resulting from the Business Combination, (y) at least a majority of the board of directors of the resulting corporation were Incumbent Directors and (z) no individual, entity or group (excluding any corporation resulting from the Business Combination or any employee benefit plan of such corporation or of the Company) becomes the Beneficial Owner of 35 percent or more of the combined voting power of the securities of the resulting corporation, who did not own such securities immediately before the Business Combination.

This definition of “Change in Control” is intended to comply with the definition of “Change in Control” under Code Section 409A. For purposes of this Section 2.9, any of the events described above shall in any case constitute a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case, within the meaning of Code Section 409A in order to be a “Change in Control” hereunder.

For purposes of this Section 2.9, the rules of Code Section 318(a) and the regulations issued thereunder shall be used to determine stock ownership.

2.10   “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.11   “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. Each member of the Committee shall be a Nonemployee Director and an Outside Director, except that if the Board determines that (i) the Plan cannot or need not satisfy the requirements of Rule 16b-3 of the Exchange Act (such that grants of Awards are not or need not be exempt from Section 16(b) of the Exchange Act), then there may be less than two members of the Committee, and the members of the Committee need not be Nonemployee Directors or (ii) they no longer want the Plan to comply with the requirements of Section 162(m) of the Code and the regulations thereunder, or the Plan need not comply with such requirements, then there may be less than two members of the Committee and the members of the Committee need not be Outside Directors. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.12   “Company” means Terex Corporation, a Delaware corporation, and any successor thereto as provided in Article 20 herein.

2.13   [Reserved].

APPENDIX A

2.14   “Director” means any individual who is a member of the Board of Directors.

2.15   “Disability” means, subject to an examination as specified by the Committee, a Participant's inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of twelve (12) months or longer.

2.16   “Dividend Equivalents” has the meaning set forth in Section 3.2(i).

2.17   “Effective Date” has the meaning set forth in Section 1.1.

2.18   “Employee” means any individual performing services for the Company, an Affiliate, or a Subsidiary and designated as an employee of the Company, a Subsidiary or an Affiliate on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, or Subsidiary during such period. An individual shall not cease to be an Employee in the case of: (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, any Affiliates, or any Subsidiaries. Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

2.19   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.20   “Extraordinary Items” means (a) extraordinary, unusual, and/or nonrecurring items of gain or loss; (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; or (d) the effect of a merger or acquisition.

2.21   “Fair Market Value” or “FMV” means:

(a)	If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the “Fair Market Value” of a Share as of a specified date shall mean the per Share closing price of the Shares for the date as of which Fair Market Value is being determined (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported) on the principal securities exchange on which the Shares are listed or admitted to trading.
(b)	If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the NASDAQ Stock Market, Inc. (“NASDAQ”), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the last sales price for the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question.
(c)	In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the price of a Share as determined by the Committee in its sole discretion by application of a reasonable valuation method. The Committee may, in its sole discretion, seek the advice of outside experts in connection with any such determination.

2.22   “Full-Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.23   “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.24   “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.25   “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option that is intended to meet the requirements of Code Section 422 or any successor provision.

2.26   “Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a Beneficial Owner of more than ten percent (10%) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.27   “Nonemployee Director” means a Director who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) of the Exchange Act.

APPENDIX A

2.28   “Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.29   “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.30   “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.31   “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.32   “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.33   “Outside Director” is a Director who is an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code.

2.34   “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.35   [Reserved].

2.36   “Performance Measures” mean measures as described in Article 12 on which the performance goals are based.

2.37   “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.38   “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.39   “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.40   “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.41   “Plan” means the Terex Corporation 2018 Omnibus Incentive Plan.

2.42   “Plan Year” means the Company’s fiscal year which begins January 1 and ends December 31.

2.43   “Prior Plan” means the Terex Corporation Amended and Restated 2009 Omnibus Incentive Plan.

2.44   “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.45   “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the Grant Date.

2.46   “SEC” means the United States Securities and Exchange Commission.

2.47   “Share” means a share of common stock of the Company, no par value per share.

2.48   “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.49   “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.50   “Third-Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3. Administration

3.1   General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

APPENDIX A

3.2   Authority of the Committee. Subject to any express limitations set forth in the Plan, the Committee shall have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of the Plan including, but not limited to, the following:

(a)	To determine from time to time which of the persons eligible under the Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Awards shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award, and the number of Shares subject to an Award;
(b)	To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;
(c)	To approve forms of Award Agreements for use under the Plan;
(d)	To determine Fair Market Value of a Share in accordance with Section 2.21 of the Plan;
(e)	To amend the Plan or any Award Agreement as provided in the Plan;
(f)	To adopt subplans and/or special provisions applicable to stock awards regulated by the laws of a jurisdiction other than and outside of the United States. Such subplans and/or special provisions may take precedence over other provisions of the Plan, but unless otherwise superseded by the terms of such subplans and/or special provisions, the provisions of the Plan shall govern;
(g)	To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a stock award previously granted by the Committee or the Board;
(h)	To determine whether Awards will be settled in Shares of common stock, cash, or in any combination thereof;
(i)	To determine whether Awards will be adjusted for Dividend Equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the

Committee, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant; provided, however, that Options and SARs may not be adjusted for Dividend Equivalents;

(j)	To establish a program whereby Participants designated by the Committee may reduce compensation otherwise payable in cash in exchange for Awards under the Plan;
(k)	To authorize a program permitting eligible Participants to surrender outstanding Awards in exchange for newly granted Awards;
(l)	To impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares, including, without limitation: (i) restrictions under an insider trading policy and (ii) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and
(m)	To provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination thereof, the amount of which is determined by reference to the value of Shares.

3.3   Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more Directors or officers, in accordance with applicable law, of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such Director or officer for Awards granted to an Employee who is considered an Insider; and (ii) the Director(s) or officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

APPENDIX A

Article 4. Shares Subject to This Plan and Maximum Awards

4.1   Number of Shares Authorized and Available for Awards. The number of Shares authorized and available for Awards under the Plan shall be determined in accordance with the following provisions:

(a)	Subject to adjustment as provided in Section 4.4 of the Plan, the maximum number of Shares available for issuance under the Plan shall be 1,200,000 shares, plus (i) the number of Shares remaining available for issuance under the Prior Plans that are not subject to outstanding Awards as of the Effective Date, and (ii) the number of Shares subject to Awards outstanding under the Prior Plan as of the Effective Date but only to the extent that such outstanding Awards are forfeited, expire, or otherwise terminate without the issuance of such Shares.
(b)	The maximum number of Shares that may be issued pursuant to ISOs under the Plan shall be 1,200,000.

4.2   Share Usage. Shares covered by an Award granted under Articles 8 and 9 shall be counted as used only to the extent they are actually issued. Any Shares related to Awards granted under Articles 8 and 9 or under Articles 8 and 9 under the Prior Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of the Shares, or are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. However, Shares covered by an Award granted under Articles 6, 7 and 10 shall be counted as used once the Award is granted. If the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), the tendered Shares shall not be available for grant under this Plan. Furthermore, if an SAR is exercised and settled in Shares, the difference between the total Shares exercised and the net Shares delivered shall not be available for grant under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3   Annual Award Limits. The following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”), as adjusted pursuant to Sections 4.4 and 20.2, shall apply to grants of such Awards under this Plan:

(a)	Options and SARs: The maximum aggregate number of Shares subject to Options and SARs granted to any one Participant in any one Plan Year shall be 750,000.
(b)	Restricted Stock and Restricted Stock Units: The maximum aggregate number of Shares subject to Restricted Stock and Restricted Stock Units granted to any one Participant in any one Plan Year shall be 750,000.
(c)	Performance Units: The maximum aggregate amount awarded or credited with respect to Performance Units to any one Participant in any one Plan Year in respect of any performance period may not exceed $20,000,000, determined as of the date of grant.
(d)	Performance Shares: The maximum aggregate number of Performance Shares that a Participant may receive in any one Plan Year in respect of any performance period shall be 750,000 Shares, determined as of the date of grant.
(e)	Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year in respect of any performance period may not exceed $20,000,000, determined as of the date of grant.
(f)	Other Stock-Based Awards: The maximum aggregate amount awarded or credited with respect to Other Stock-Based Awards to any one Participant in any one Plan Year in respect of any performance period may not exceed 750,000 Shares, determined as of the date of grant.
(g)	Nonemployee Director Awards: In addition to the limits described in (a) – (f) above, a Nonemployee Director may not be granted in any one Plan Year Awards worth more than $600,000.

4.4   Adjustments in Authorized Shares. Adjustment in authorized Shares available for issuance under the Plan or under an outstanding Award and adjustments in Annual Award Limits shall be subject to the following provisions:

(a)	In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in

APPENDIX A

order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards, provided that the Committee, in its sole discretion, shall determine the methodology or manner of making such substitution or adjustment.

(b)	The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect such changes or distributions described in Section 4.4(a).
(c)	The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.
(d)	Subject to the provisions of Article 18 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

Article 5. Eligibility, Participation and Minimum Vesting

5.1   Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors, and Third-Party Service Providers.

5.2   Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.

5.3   Minimum Vesting. There shall be a minimum vesting period of one year for all Awards under the Plan, provided that up to 5% of the Awards under the 2018 Plan are not required to have a minimum vesting period.

Article 6. Stock Options

6.1   Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Employees and Directors in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion.

6.2   Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

6.3   Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the

Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of a Share as of the Option’s Grant Date.

6.4   Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5   Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

APPENDIX A

6.6   Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any exercised Option shall be payable to the Company in accordance with one of the following methods:

(a)	In cash or its equivalent;
(b)	By tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price;
(c)	By a cashless (broker-assisted) exercise;
(d)	By any combination of (a), (b), and (c); or
(e)	Any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable, but in no event later than 45 days, after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or Shares, as applicable.

6.7   Termination of Employment. Each Participant’s Award Agreement may set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination. In the absence of a specific provision in a Participant’s Award Agreement, in the event of the termination of employment of a Participant or the termination or separation from service of a Third-Party Service Provider or a Director for any reason (other than by reason of death, Disability or Change in Control), the term of any Options granted to such Participant outstanding and vested as of the date of (or as a result of) such termination or separation, shall expire six (6) months after the date of such termination or separation, provided, however, that in no instance may the term of an Award, as so extended, extend beyond the end of the original term of the Award Agreement. Except as otherwise provided by the Committee, any unvested options held by such Participant under this Plan shall be forfeited upon such termination or separation.

6.8   Special Rules Regarding ISOs. Notwithstanding any provision of the Plan to the contrary, an ISO granted to a Participant shall be subject to the following rules:

(a)	Special ISO Definitions.
(i)	“Parent Corporation” shall mean as of any applicable date a corporation in respect of the Company that is a parent corporation within the meaning of Code Section 424(e).
(ii)	“ISO Subsidiary” shall mean as of any applicable date any corporation in respect of the Company that is a subsidiary corporation within the meaning of Code Section 424(f).
(iii)	A “10% Owner” is an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent Corporation or any ISO Subsidiary.
(b)	Eligible Employees. ISOs may be granted solely to eligible Employees of the Company, Parent Corporation, or ISO Subsidiary (as permitted under Code Sections 422 and 424).
(c)	Option Price. The Option Price of an ISO granted under the Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must at least equal one hundred percent (100%) of the Fair Market Value of a Share as of the ISO’s Grant Date (in the case of 10% Owners, the Option Price may not be not less than 110% of such Fair Market Value).
(d)	Right to Exercise. Any ISO granted to a Participant under the Plan shall be exercisable during his or her lifetime solely by such Participant.
(e)	Exercise Period. The period during which a Participant may exercise an ISO shall not exceed ten (10) years (five (5) years in the case of a Participant who is a 10% Owner) from the date on which the ISO was granted.
(f)	Termination of Employment. In the event a Participant terminates employment due to death or disability, as defined under Code Section 22(e)(3), the Participant (or his beneficiary, in the case of death) shall have the right to exercise the Participant’s ISO Award during the period specified in the applicable Award Agreement solely to the extent the Participant had the right to exercise the

APPENDIX A

ISO on the date of his/her death or disability, as applicable; provided, however that such period may not exceed one (1) year from the date of such termination of employment or, if shorter, the remaining term of the ISO. In the event a Participant terminates employment for reasons other than death or disability, as defined under Code Section 22(e)(3), the Participant shall have the right to exercise the Participant’s ISO Award during the period specified in the applicable Award Agreement solely to the extent the Participant had the right to exercise the ISO on the date of such termination of employment; provided, however that such period may not exceed three (3) months from the date of such termination of employment or, if shorter, the remaining term of the ISO.

(g)	Dollar Limitation. To the extent that the aggregate Fair Market Value of: (i) the Shares with respect to which Options designated as Incentive Stock Options plus (ii) the Shares of common stock of the Company, Parent Corporation, and any Subsidiary with respect to which other Incentive Stock Options are exercisable for the first time by a holder of an ISO during any calendar year under all plans of the Company and any Affiliate and Subsidiary exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonqualified Stock

Options. For purposes of the preceding sentence, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option or other Incentive Stock Option is granted.

(h)	Duration of Plan. No Incentive Stock Options may be granted more than ten (10) years after the earlier of: (i) adoption of this Plan by the Board, or (ii) the Effective Date.
(i)	Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO, such Participant shall notify the Company of such disposition within thirty (30) days thereof. The Company shall use such information to determine whether a disqualifying disposition as described in Code Section 421(b) has occurred.
(j)	Transferability. No ISO granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided, however, at the discretion of the Committee, an ISO may be transferred to a grantor trust under which the Participant making the transfer is the sole beneficiary.

Article 7. Stock Appreciation Rights

7.1   Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

7.2   Grant Price. The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price must be at least equal to one hundred percent (100%) of the FMV of a Share as of the Grant Date.

7.3   SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.4   Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary of its grant date.

7.5   Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.6   Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company, within 45 days of the date of exercise, in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by
(b)	The number of Shares with respect to which the SAR is exercised.

7.7   Form of Payment. Payment, if any, with respect to an SAR settled in accordance with Section 7.6 of the Plan shall be made in accordance with the terms of the applicable Award Agreement, in cash, Shares, or a combination thereof, as the Committee determines.

APPENDIX A

7.8   Termination of Employment. Each Award Agreement may set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, Affiliates, or Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination. In the absence of a specific provision in a Participant’s Award Agreement, in the event of the termination of employment or separation from service of a Participant for any reason (other than by reason of death, Disability or Change in Control), the term of any SAR granted to such Participant outstanding and vested as of the date (or as a result of) such termination or separation, shall expire six (6) months after the date of such termination or separation, provided, however, that in no instance may the term of an Award, as so extended, extend beyond the end of the original term of the Award Agreement. Except as otherwise provided by the Committee, any unvested SARs held by such Participant under this Plan shall be forfeited upon such termination or separation.

7.9   Other Restrictions. The Committee shall impose such other conditions or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

8.1   Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the Grant Date.

8.2   Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock, or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3   Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

8.4   Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion: The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Terex Corporation.

8.5   Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6   Termination of Employment. Each Award Agreement may set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such

APPENDIX A

provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination. In the absence of a specific provision in a Participant’s Award Agreement, in the event of the termination of employment of a Participant or the termination or separation from service of a Third-Party Service Provider or a Director for any reason (other than by reason of death, Disability or Change in Control), any unvested Restricted Stock and/or Restricted Stock Units granted to such Participant under this Plan shall be forfeited upon such termination or separation.

Article 9. Performance Units/Performance Shares

9.1   Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2   Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to 100% of Fair Market Value of a Share as of the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3   Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive a payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4   Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares in accordance with the terms of the Award Agreement. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5   Termination of Employment. Each Award Agreement may set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination. In the absence of a specific provision in a Participant’s Award Agreement, in the event of the termination of employment of a Participant or the termination or separation from service of a Third-Party Service Provider or a Director for any reason (other than by reason of death, Disability or Change in Control), any unvested Performance Units and/or Performance Shares granted to such Participant under this Plan shall be forfeited upon such termination or separation.

Article 10. Cash-Based Awards and Other Stock-Based Awards

10.1   Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2   Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan

(including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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10.3   Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4   Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. In the absence of an Award Agreement or a specific provision in a Participant’s Award Agreement to the contrary, no Participant shall have any right to receive payment of any Cash-Based Award or Other Stock-Based Award unless such Participant remains in the employ of the Company at the time of payment of such Award.

10.5   Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination. In the absence of an Award Agreement or a specific provision in a Participant’s Award Agreement, in the event of a Participant’s termination of employment or separation from service for any reason (other than by reason of death, Disability or Change in Control), any unvested Cash-Based Awards or Other Stock-Based Awards granted to such Participant under this Plan shall be forfeited upon such termination or separation.

Article 11. Transferability of Awards and Shares

11.1   Transferability of Awards. Except as provided in Section 6.8(j) and Section 11.2, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relation order entered into by a court of competent jurisdiction; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation of this Section 11.1 shall be null and void; provided, however, Options or SARs that have vested may be transferred to a charitable organization or a Family Member of such Participant. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death may be provided. For purposes of this provision, Family Member means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

11.2   Committee Action. Except as provided in Section 6.8(j), the Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards shall be transferable to and exercisable by such transferees, and be subject to such terms and conditions as the Committee may deem appropriate; provided, however, no Award may be transferred for value without stockholder approval.

11.3   Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed or traded, or under any blue sky or state securities laws applicable to such Shares.

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Article 12. Performance Measures

12.1   Performance Measures. The performance goals upon which the payment or vesting of an Award to a Participant may include, but are not limited to the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);
(b)	Earnings per share;
(c)	Net sales or revenue growth;
(d)	Net operating profit or income;
(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);
(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);
(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;
(h)	Gross or operating margins;
(i)	Productivity ratios;
(j)	Share price (including, but not limited to, growth measures and total stockholder return);
(k)	Cost control;
(l)	Margins;
(m)	Operating efficiency;
(n)	Market share;
(o)	Customer satisfaction or employee satisfaction;
(p)	Working capital;
(q)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);
(r)	Management development;
(s)	Diversity;
(t)	Succession planning;
(u)	Financial controls;
(v)	Ethics;
(w)	Information technology;
(x)	Marketing initiatives;
(y)	Business development;
(z)	Financial structure;
(aa)	Taxes;
(bb)	Depreciation and amortization;
(cc)	Safety; and
(dd)	Total Stockholder Return.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate, or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices.

12.2   Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) Extraordinary Items, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses.

12.3   Adjustment of Performance-Based Compensation. The Committee shall retain the discretion to adjust such Awards upward or downward, either on a formula or discretionary basis or any combination, as the Committee determines.

Article 13. Nonemployee Director Awards

The Board or Committee shall determine and approve all Awards to Nonemployee Directors. The terms and conditions of any grant of any Award to a Nonemployee Director shall be set forth in an Award Agreement.

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Article 14. Dividend Equivalents

Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, or expires, provided that in no circumstance will a Participant vest in a dividend or a Dividend Equivalent prior to the vesting of the underlying Award. Such Dividend

Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on Shares that are subject to an Option, ISO, or SAR Award and further no dividends or Dividend Equivalents shall be paid out with respect to any unvested Performance Shares or Performance Units.

Article 15. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

Article 16. Rights of Participants

16.1   Employment. Nothing in this Plan or an Award Agreement shall: (a) interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, or (b) confer upon any Participant any right to continue his/her employment or service as a Director or Third-Party Service Provider for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate or Subsidiary and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2   Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

16.3   Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17. Change in Control

Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 17 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement. In the event of a Change in Control, (i) any unvested Awards granted to a Participant shall immediately vest, including any Awards that are subject to Performance Measures, which shall vest at target, and (ii) such Participant shall have the unqualified right to exercise any Options or SARs that are outstanding as of the date of such Change in Control for a period of three (3) years after such Change in Control of the Company, provided, however, that in no instance may the term of the Awards, as so extended, extend beyond the end of the original term of the Award Agreement; provided, further, however that the accelerated vesting of any Award shall not effect the distribution date of any Award subject to Code Section 409A.

APPENDIX A

Article 18. Disability

Except for ISOs covered by Section 6.8(f), in the absence of a specific provision in a Participant’s Award Agreement, if a Participant terminates employment or separates from service due to Disability, (i) any unvested Awards granted to such Participant shall immediately vest and (ii) such Participant, or his/her guardian or legal representative, shall have the unqualified right to exercise any Options or SARs that are outstanding as of the date of such termination or separation for a period of one year after such termination or separation, provided, however, in no instance may the term of the Option or SAR, as so extended, extend beyond the end of the original term of the Award Agreement; provided, further, however that the accelerated vesting of any Award shall not effect the distribution date of any Award subject to Code Section 409A.

Article 19. Death

Except for ISOs covered by Section 6.8(f), in the absence of a specific provision in a Participant’s Award Agreement, if a Participant dies while employed or otherwise engaged by or providing services to the Company or any of its Subsidiaries or Affiliates, as the case may be, (i) any unvested Awards granted to such Participant under the Plan shall immediately vest and (ii) any Options or SARs outstanding as of the date of such Participant’s death shall be exercisable by the estate of such Participant or by any person who acquired such Award by bequest or inheritance, at any time within one year after the death of such Participant, provided, however, that in no instance may the term of the Option or SAR, as so extended, extend beyond the end of the original term of the Award Agreement.

Article 20. Amendment and Termination

20.1   Amendment and Termination of the Plan and Award Agreements.

(a)	Subject to subparagraphs (b) and (c) of this Section 20.1 and Section 20.3 of the Plan, the Board may at any time alter, amend, suspend or terminate the Plan as it shall deem advisable and the Committee may, at any time and from time to time, amend an outstanding Award Agreement.
(b)	Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of an outstanding Award may not be amended to reduce the exercise price of outstanding Options or to reduce the Grant Price of outstanding SARs or cancel outstanding Options or SARs in exchange for cash, other Awards, or Options or SARs with an exercise price or Grant Price, as applicable, that is less than the exercise price of the cancelled Options or the Grant Price of the cancelled SARs without shareholder approval.
(c)	Notwithstanding the foregoing, no amendment of this Plan shall be made without stockholder approval if stockholder approval is required pursuant to rules promulgated by any stock exchange or quotation system on which Shares are listed or quoted or by applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

20.2   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 12.3, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan. By accepting an Award under this Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 20.2 without further consideration or action.

20.3   Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, other than Sections 20.2, 20.4, or 23.14, no termination or amendment

APPENDIX A

of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

20.4   Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 20.4 to any Award granted under the Plan without further consideration or action.

Article 21. Withholding

21.1   Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

21.2   Share Withholding. With respect to withholding required upon the exercise of Options or SARs, the lapse of restrictions on Restricted Stock, the delivery of cash or Shares in the settlement of Restricted Stock Units, or the achievement of performance goals related to Performance Units or Performance Shares, or any other taxable event arising as a result of an Award granted hereunder (collectively and individually referred to as a “Share Payment”), Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold from a Share Payment the number of Shares having a Fair Market Value on the date the withholding is to be determined equal to the minimum withholding requirement. All such elections shall be irrevocable, made electronically or in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 22. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 23. General Provisions

23.1   Forfeiture Events.

(a)	The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provision of services to the Company, Affiliate, or Subsidiary, violation of material Company, Affiliate, or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, any Affiliate, or Subsidiary.
(b)	If a Participant fails to sign an Award Agreement within six (6) months of such Award Agreement being delivered to the Participant by the Company, the Award being granted pursuant to such Award Agreement shall be subject to forfeiture.
(c)	If any of the Company’s financial statements are required to be restated resulting from errors, omissions, or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any Award granted or paid to a Participant or make additional payments or grants to a Participant for any Award with respect to any fiscal year of the Company the financial results of which are affected by such restatement. The amount to be recovered from or paid to the Participant shall be the amount by which the Award differed from the amount that would have been payable to the Participant had the financial statements been initially filed as restated. In no event shall the amount to be recovered by the

APPENDIX A

Company be less than the amount required to be repaid or recovered as a matter of law (including but not limited to amounts that are required to be recovered or forfeited under Section 304 of the Sarbanes-Oxley Act of 2002). The Committee shall determine the method of any recovery or payment pursuant to this provision.

23.2   Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

23.3   Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

23.4   Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

23.5   Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

23.6   Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and
(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

23.7   Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

23.8   Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

23.9   Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the

Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;
(b)	Determine which Employees, Directors, or Third-Party Service Providers outside the United States are eligible to participate in this Plan;
(c)	Modify the terms and conditions of any Award granted to Employees, Directors, or Third-Party Service Providers outside the United States to comply with applicable foreign laws;
(d)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 23.9 by the Committee shall be attached to this Plan document as appendices; and
(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

23.10   Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

23.11   Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Affiliate or Subsidiary under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or the Subsidiary or Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, or the Subsidiary or Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

APPENDIX A

23.12   No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

23.13   Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

23.14   Deferred Compensation.

(a)	The Committee may grant Awards under the Plan that provide for the deferral of compensation within the meaning of Code Section 409A. It is intended that such Awards comply with the requirements Section 409A so that amounts deferred thereunder are not includible in income and are not subject to an additional tax of twenty percent (20%) at the time the deferred amounts are no longer subject to a substantial risk of forfeiture.
(b)	Notwithstanding any provision of the Plan or Award Agreement to the contrary, if one or more of the payments or benefits to be received by a Participant pursuant to an Award would constitute deferred compensation subject to Code Section 409A and would cause the Participant to incur any penalty tax or interest under Code Section 409A or any regulations or Treasury guidance promulgated thereunder, the Committee may reform the Plan and Award Agreement to comply with the requirements of Code Section 409A and to the extent practicable maintain the original intent of the Plan and Award Agreement. By accepting an Award under this Plan, a Participant agrees to any amendments to the Award made pursuant to this Section 23.14(b) without further consideration or action.

23.15   Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

23.16   No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

23.17   Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

23.18   Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.

23.19   No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary, the Company, its Affiliates and Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

23.20   Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action,

APPENDIX A

suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

TEREX CORPORATION

TEREX CORPORATION
200 NYALA FARM ROAD
WESTPORT, CT 06880

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time either (i) Tuesday, May 8, 2018 for shares in the 401(k) plan or (ii) Thursday, May 10, 2018 for all other shares. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/terex2018**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time either (i) Tuesday, May 8, 2018 for shares in the 401(k) plan or (ii) Thursday, May 10, 2018 for all other shares. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E42569-P02809 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TEREX CORPORATION

Vote on Directors

1. ELECTION OF DIRECTORS

NOMINEES:

	For	Against	Abstain
1a) Paula H.J. Cholmondeley	☐	☐	☐
1b) Don DeFosset	☐	☐	☐
1c) John L. Garrison Jr.	☐	☐	☐
1d) Thomas J. Hansen	☐	☐	☐
1e) Matthew Hepler	☐	☐	☐
1f) Raimund Klinkner	☐	☐	☐
1g) Andra Rush	☐	☐	☐
1h) David A. Sachs	☐	☐	☐
1i) Oren G. Shaffer	☐	☐	☐
1j) David C. Wang	☐	☐	☐
1k) Scott W. Wine	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Vote on Proposals

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE NAMED NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS OF

TEREX CORPORATION

THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the Annual Meeting of Stockholders, you can ensure that these shares are represented at the meeting by completing, signing and returning your proxy card on the reverse side.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and VSM Insert are available at www.proxyvote.com.

Please detach and mail in the envelope provided.

E42570-P02809

TEREX CORPORATION

2018 ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John L. Garrison Jr. and Eric I Cohen, and either one of them, proxies with the power of substitution to act, by unanimous vote, or if only one votes or acts then by that one, to vote for the undersigned at the Annual Stockholders' Meeting of Terex Corporation, to be held at 10:00 A.M., local time on Friday, May 11, 2018, at the offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut, and any adjournment or postponement thereof, as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE BOARD OF DIRECTORS' NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on reverse side)